LEASE


1.  BASIC  PROVISIONS.

     1.1 This Lease ("Lease"), is hereby entered into by and between EDDIA TRUST ("Lessor") and ASIA PACIFIC CORPORATION and GRADY A SANDERS(collectively "Lessee"), all of whom are sometimes referred to collectively as the "Parties," or individually as a "Party".

     1.2 (a) PREMISES. That certain portion of the Building, commonly known by the street address of 246 NORTH CANON DRIVE, located in the City of Beverly Hills, County of Los Angeles, State of California, with zip code of 90210 ("Building"), described as the former Bistro Restaurant with an approximate size of 12,000 square feet ("Premises"). In addition to Lessee's rights to use and occupy the Premises as hereinafter specified, Lessee shall have non-exclusive rights to the Common Areas (as defined in Paragraph 2.4 below) as hereinafter specified, but shall not have any rights to the roof, exterior walls or utility raceways, except for the right to approve any changes by Lessor to the exterior of the Premises. The Premises, the Building, the Common Areas, the land upon which they are located, along with all other buildings and improvements thereon, are herein collectively referred to as the "Project." (Also see Paragraph 2.)

     1.2 (b) PARKING. From 9:00 am. to 6:00 p.m. each day during the term of this lease, Lessee shall be entitled to the exclusive use of six (6) parking spaces at the Building, and from 6:00 p.m. until closing shall be entitled to the use of fifteen (15) parking spaces at the Building. Lessee shall be entitled to install signage reflecting its rights to parking at the Premises as set forth herein. As the adherence by third parties to the terms mentioned herein is dependent on parties other than the Lessor and as Lessor is normally not present at the Premises to monitor third-party parking, Lessor does not take responsibility for the enforcement of this provision as against third parties. (Also see Paragraph 2.3.) However, Lessee shall have the right to enforce this provision as against third parties.

     1.3 LEASE TERM. The initial term of the Lease shall be ten (10) years ("Original Term") commencing on March 1, 1996 ("Commencement Date") and ending on February 28, 2006 ("Expiration Date"). Notwithstanding anything to the contrary in this Lease, but provided that Lessee is not in default of any of its obligations under the within Lease at the time for exercise of any option by Lessee , Lessee shall have options to extend the term of the Lease for two (2) additional terms of five (5) years each. (Also see Paragraph 3).


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     1.4   MONTHLY  BASE  RENT.  During  the  first two years of this Lease, the
Monthly Base Rent shall be $18,000.00 per month, payable upon the termination of the Free Rent Period described below, and thereafter upon the first day of each calendar month through and including February 1, 1998. For the third year of the Lease Term, the Monthly Base Rent shall be $20,000.00 per month, payable upon the first day of each calendar month through and including February 1, 1999.
Thereafter for the fourth through tenth years of the Lease term, the Monthly Base Rent of $20,000.00 shall be increased annually by an amount equal to the annual percentage increase for the prior calendar year in the Consumer Price Index of the Bureau of Labor Statistics of the US. Department of Labor for the Los Angeles Metropolitan Area ("CPI"). In the event the compilation and/or publication of the CPI shall be transferred to any other governmental departure or bureau or agency or shall be discontinued, then the Index most nearly the same as the CPI shall be used to nuke such calculation. In the event that Lessor and Lessee cannot agree on such alternative Index, then the matter shall be submitted for decision to the American Arbitration Association in accordance with the then current rules of said Association, and the
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decision  of  the  arbitrator(s)  shall be binding upon the Parties. The cost of said arbitration shall be paid equally by Lessor and Lessee. (Also see Paragraph 4.) Monthly Base Rent during any option period exercised by Lessee following the Original Term shall be determined pursuant to the terms of any Option to Extend this Lease, which Option(s) to Extend are attached to this lease as attachment(s) hereto.

     1.5  MONTHLY  PERCENTAGE  RENT.

(a) MONTHLY PERCENTAGE RENT. During the Original Term (excluding the Free Rent Period discussed below) and any option period exercised by Lessee, Lessee shall pay to Lessor on the first day of each calendar month as additional rent under this Lease a Monthly Percentage Rent in an amount equal to seven and one-half percent (7 2 %) of Monthly Gross Sales (as defined in this Paragraph 1.5) of Lessee in excess of $250,000.00 from the business operated from the Premises ("Monthly Percentage Rent").

(b) GROSS SALES DEFINED. For purposes of this Lease, the term "Monthly Gross Sales" shall mean the total selling price of all merchandise, products or services sold or rendered in, on, or from the Premises by Lessee, its Sublessees, licensees, or concessionaires, whether for cash or on credit and if on credit whether or not paid, but excluding sales taxes and credit card commissions payable upon such sales, and shall include, without limitation:

     (i) Proceeds from all automatic vending, weighing, and other machines owned and operated by Lessee in or on the Premises;

     (ii) Commissions received by Lessee from any automatic vending, weighing, and other machines not owned by Lessee but operated in or on the Premises;

     (iii) Commissions received by Lessee from the operation of public telephones in or on the Premises; and

     (iv) Proceeds from sales based on orders solicited or taken from, in, or on the Premises for merchandise, products or services to be delivered or rendered off, or from sources outside, the Premises, including but not limited to catering proceeds.

(c) BOOKS AND RECORDS. Lessee shall at all times keep or cause to be kept on the Premises complete and accurate records and books of account showing the total amount of Monthly Gross Sales made in, on, or from the Premises. Lessee covenants that it shall cause to be installed accurate cash registers, which shall show and record each and every sale made on and within the Premises and which also shall show the total of all daily sales. Lessee agrees to maintain on the Premises for a period of one year following the close of each calendar month all records and books of account and all cash register tapes showing or in any way pertaining to the Monthly Gross Sales made in, on, or from the Premises during that calendar month.


(d) STATEMENT OF GROSS SALES. Lessee agrees to submit the following to Lessor: monthly statements of Monthly Gross Sales received from the business operated on the Premises, due within 15 days following the last day of each successive calendar month of the lease term (or of any option renewal term of the Lease following the conclusion of the Free Rent Period; a statement of yearly gross sales, due within 60 days immediately


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following  the end of the first and each succeeding full year of the term of the
Lease; and a statement of Monthly Gross Sales made since the last monthly statement, due within 30 days following the expiration or earlier termination of the Lease. The first yearly statement shall include gross sales for the first 12 whole months and any partial months immediately following the Free Rent Period of this Lease. All such statements shall be signed by a responsible and authorized financial officer of Lessee certifying the amount of Monthly Gross Sales (as defined in the Lease ) defined for the period to be accounted for. If by any such monthly or yearly statement it appears that any Monthly Percentage Rent is due and payable to Lessor for the preceding monthly or yearly period, such Monthly Percentage Rent shall be paid to Lessor on the next first day of a calendar month following the date said monthly or yearly statement is rendered. All Monthly Base Rent and Monthly Percentage Rent shall be paid to Lessor without deduction or offset.

(e) AUDIT. Lessor may at any time within one year after receiving a statement from Lessee, at Lessor's own cost and expense, cause all books, records, and cash register tapes described in Paragraph 1.58 of this Lease for the calendar month purportedly covered by the statement to be audited by a public accountant selected by Lessor. On receiving written notice of Lessor's election for such an audit, Lessee shall deliver and make available all such books, records, and cash register tapes to the public or certified public accountant selected by Lessor. Upon conclusion of such audit, Lessee shall be responsible for payment to Lessor within 30 days of any Monthly Percentage Rent for the time period reflected by the questioned statement which remains unpaid to Lessor at the conclusion of the audit. Furthermore, Lessee shall promptly on demand reimburse Lessor for the fill cost and expense of the audit if the audit discloses that the questioned statement understated Monthly Gross Sales or the Monthly Percentage Rent payable because of Monthly Gross Sales by three percent (3%) or more.

     1.5-1. ANNUAL ADDITIONAL RENT. In addition to rental obligations stated in paragraph 1.4 and 1.5 of the herein lease and during the Original Term as stated in paragraph 1.3 and any and all Option Periods Lessee undertakes and Lessor approves, including but not limited to the Option period term stated in paragraph 1.3 of the herein lease, Lessee shall pay to Lessor an amount of $10,000.00 every year or fraction thereof, in the form of unrestricted credit towards any purchases of food, beverage, or other services at Lessee's restaurant facilities and Lessee's catering facilities.

     1.6 LESSEE'S SHARE OF COMMON AREA OPERATING EXPENSES. During the Original Term and any option period exercised by Lessee, Lessee shall pay to Lessor as additional rent Sixty -Three percent (63%) of the Common Area Operating Expenses ("Lessee's Share") in accordance with Paragraph 4.2. Lessee's Share shall be that percentage of the Common Area Operating Expenses as is directly proportionate to the square footage of the Premises as compared to the total square footage of the Building.

     1.7 FREE RENT PERIOD. Provided that Lessee is not is default of any obligations under this Lease, and provided that Lessee keeps current with Lessee's Share of Common Area Operating Expenses and applicable taxes, utilities, insurance, and all other financial obligations of Lessee called for under this Lease, Lessor will provide $90,000.00 (Ninety Thousand Dollars) of
"Free Rent" which must be applied in five in equal installments of $18,000.00 (Eighteen Thousand Dollars) each towards the first, second, thirteenth, twenty-fifth, and thirty-seventh months of the herein Lease.

     1.8 SECURITY DEPOSIT AND ADVANCE PAYMENT OF RENT. The Security Deposit shall be Thirty Thousand Dollars ($30,000.00) ("Security Deposit"). (Also see Paragraph 5). The Advance Rent shall be Eighteen Thousand Dollars ($18,000.00), which will be credited towards


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Lessee's  first-month  rental  obligation.  Five  years from commencement of the
Original Term, Lessor shall refund any and all remaining portions of said Security Deposit.

     1.9 PERMITTED USE: Lessee shall use the Premises only for the operation of a first-class restaurant and catering business ("Permitted Use"). (Also see Paragraph 6.)

     1.10 GUARANTOR. The obligations of the Lessee under this Lease are also to be personally guaranteed for a period of five (5) years by means of Guaranty of Lease attached hereto as Exhibit ________ by Jerry Weiner or another natural person acceptable to Lessor ("Guarantor") as pertaining to all of Lessee's duties and obligations set forth in the herein Lease or as allowed under law, up to and including, but not in excess of, the sum of Two Hundred Thousand Dollars ($200,000.00). (Also see Paragraph 37 and Exhibit _________ hereto.)

     {NOTE:  Paragraph  1.10  and  1.11  were  illegible.}

     1.11 ADDENDA AND EXHIBITS. Attached hereto is an Addendum or Addenda consisting of Paragraphs___ through___, and Exhibits Athrough B, all of which constitute a part of this Lease.


2.  PREMISES,  PARKING  AND  COMMON  AREAS.

     2.1 LETTING. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Lease. Unless otherwise provided herein, any statement of square footage set forth in this Lease, or that may have been used in calculating rental and/or Common Area Operating Expenses, is an approximation which Lessor and Lessee agree is reasonable and the rental and Lessee's Share (as defined in Paragraph 1.6) based thereon is not subject to revision whether or not the actual square footage is more or less.

     2.2 ACCEPTANCE OF PREMISES. Lessee hereby acknowledges: (a) that it has been advised by the Lessor to satisfy itself with respect to the condition of the Premises (including but not limited to the electrical and fire sprinkler systems, security, environmental aspects, seismic and earthquake requirements, and compliance with the Americans with Disabilities Act and applicable zoning, municipal, county, state and federal laws, ordinances and regulations and any covenants or restrictions of record (collectively, "Applicable Laws") and the present and future suitability of the Premises for Lessee's intended use; (b) that Lessee has made such investigation as it deems necessary reference to such matters, is satisfied with reference thereto, and assumes all responsibility therefore as the same relate 'to Lessee's occupancy of the Premises and/or the terms of this Lease; and (c) that neither Lessor, nor any of Lessor's agents, has made any oral or written representations or warranties with respect to said matters other than as set forth in this Lease. Lessee has had full opportunity to inspect the condition of the Premises, and has fully inspected the condition of the Premises. Lessee hereby acknowledges and agrees that Lessee is leasing the Premises "AS IS, WHERE IS, WITH ALL FAULTS, WHETHER KNOWN OR UNKNOWN,"and that Lessor has not and is not making representations or warranties of any kind, nature or description with respect to the Premises, the Building, the Common
Areas,  or  any  other  aspect  of  this  transaction.


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     2.3   VEHICLE  PARKING.  Lessee  shall  be  entitled  to  use  the  parking allotment specified in Paragraph 1.2(b) on those portions of the Common Areas designated from time to time by Lessor for parking. Lessee shall not use more parking spaces than said number allotted. Said parking spaces shall be used for parking by vehicles no larger than full size passenger automobiles or pick -up trucks, herein called "Permitted Size Vehicles." Vehicles other than Permitted Size

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Vehicles  shall  be  parked  and loaded or unloaded as directed by Lessor in the
Rules and Regulations (as defined in Paragraph 40) issued by Lessor. (Also see Paragraph 2.6.)

     (a) Lessee shall not permit or allow any vehicles that belong to or are controlled by Lessee or Lessee's employees, suppliers, shippers, customers, contractors or invitees to be loaded, unloaded, or parked in areas other than those designated by Lessor for such activities.

     (b) If Lessee permits or allows any of the prohibited activities described in this Paragraph 2.3, then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

     2.4 COMMON AREAS - DEFINITION. The term "Common Areas" is defined as all areas and facilities outside the Premises and within the exterior boundary line of the Project and interior utility raceways within the Premises that are provided and designated by the Lessor from time to time for the general non-exclusive use of Lessor, Lessee and other lessees of the Project and their respective employees, suppliers, shippers, customers, contractors and invitees, including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways and landscaped areas.

     2.5 COMMON AREAS - LESSEE'S RIGHTS. Lessor hereby grants to Lessee, for the benefit of Lessee and its employees, suppliers, shippers, contractors, customers and invitees, during the term of this Lease, the non-exclusive right to use, in common with others entitled to such use, the Common Areas as they exist from time to time, subject to any rights, powers, and privileges reserved by Lessor under the terms hereof or under the terms of any Rules and Regulations or restrictions governing the use of the Project, and subject to Lessor's rights to make changes to the Common Areas (including but not limited to such rights as are described in Paragraph 2.7 of this Lease). Under no circumstances shall the right herein granted to use the Common Areas be deemed to include the right to store any property, temporarily or permanently, in the Common Areas. Any such storage shall be permitted only by the prior written consent of Lessor or Lessor's designated agent, which consent may be revoked at any time. In the event that any unauthorized storage shall occur then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove the property and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor. Lessee shall not obstruct, or use fort storage, or for any purpose other than ingress and egress, the sidewalks, entrances, passages, courts, corridors, vestibules, halls, elevators or stairways of the Building.

2.6 COMMON AREAS - RATES AND REGULATIONS. Lessor or such other person(s) as Lessor may appoint shall have the exclusive control and management of the Common Areas and shall have the right, from time to time, to establish, modify, amend and enforce reasonable Rules and Regulations with respect thereto in accordance with Paragraph 40. Lessee agrees to abide by and conform to all such Rules and Regulations, and to cause its employees, suppliers, shippers, customers, contractors and invitees to so abide and conform. 'Lessor shall not be responsible to Lessee for the non-compliance with said rules and regulations by other lessees of the Project. However, Lessor shall exercise diligent efforts to obtain compliance with said Rules and Regulations by other tenants of the Project.


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     2.7   COMMON  AREAS  -  CHANGES.  Lessor  shall have the right, in Lessor's sole  discretion,  from  time  to  time:

     (a) To make changes to the Common Areas, including, without limitation, changes in the location, size, shape and number of driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, landscaped areas, walkways and utility raceways, but only so long as such changes do not, individually or collectively, interfere with access to the Premises, and so long as Lessor has obtained Lessee's prior written consent (not to be unreasonably withheld or delayed) to any changes to the exterior of the Premises;

     (b) To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available;

     (c)  To  add  additional  buildings  and  improvements to the Common Areas;

     (d) To use the Common Areas while engaged in making additional improvements, repairs or alterations to the Project, or any portion thereof; and

     (e) To do and perform such other acts and make such other changes in, to or with respect to the Common Areas and Project as Lessor may, in the exercise of sound business judgment, deem to be appropriate, but only so long as such acts or changes do not unreasonably interfere with and are not otherwise unreasonably inconsistent with Lessee's Permitted Use of the Premises.

3.  TERM.

     3.1 TERM. The Commencement Date, Expiration Date and Original Term of this Lease are as specified in Paragraph 1.3.

4.  RENT.

     4.1 PAYMENT. Lessee shall pay Monthly Base Rent and other rent or charges, as the same may be adjusted from time to time as provided in this Lease, to Lessor in lawful money of the United States, without offset or deduction on or before the day on which it is due under the terms of this Lease. Monthly Base Rent and all other rent and charges for any period during the term hereof which is for less than one full month shall be prorated based upon the actual number of days of the month involved. Payment of Monthly base Rent and all other rent and charges shall be made to Lessor at its address stated herein or to such other persons or at such other addresses as Lessor may from time to time designate in writing to Lessee.

     4.2 COMMON AREA OPERATING EXPENSES. Lessee shall pay to Lessor during the term hereof in addition to the Monthly Base Rent and all other rental payments and charges called for under this Lease, Lessee's Share (as specified in Paragraph 1.6) of all Common Area Operating Expenses, as hereinafter defined, during each calendar year of the term of this Lease, in accordance with the following provisions:

     (a) "Common Area Operating Expenses" are defined, for purposes of this Lease, as all costs incurred bar Lessor relating to the ownership and operation of the Project, including, but not limited to, the following:

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(i) To the extent not paid from the reserves described in Paragraph 4.2 (a) (iv)
below,
the costs associated with the operation, repair and maintenance, in neat, clean, good order and condition, of the following:

(aa) The Common Areas including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways, landscaped areas, striping, bumpers, irrigation systems, Common Area lighting facilities, fences and gates, elevators and roof.

     (bb)  Exterior  signs  and  any  tenant  directories.

     (cc)  Fire  detection  and  sprinkler  systems.

     (ii) The cost of water, gas, electricity and telephone to service the Common Areas.

(iii) Trash disposal, property management and security services and the costs of any environmental inspections, in accordance with market rates for such services.

     (iv) Reasonable reserves set aside for maintenance and repair of Common Areas.

(v) Real Property Taxes (as defined in Paragraph 10.2) to be paid by Lessor for the
     Building  and  the  Common  Areas  under  Paragraph  10  hereof.

(vi) The cost of the premiums for the insurance policies maintained by Lessor under Paragraph 8 hereof.

(vii) Any deductible portion of an insured loss concerning the Building or the Common
     Areas.

     (viii) Any other services to be provided by Lessor that are stated elsewhere in this Lease to  be  a  Common  Area  Operating  Expense.


     (b) Any Common Area Operating Expenses and Real Property Taxes that are specifically attributable to the Building or to any other building in the Project or to the operation, repair and maintenance thereof, shall be allocated entirely to the Building or to such other building. However, any Common Area Operating Expenses and Real Property Taxes that are not specifically attributable to the Building or to any other building or to the operation, repair and maintenance thereof, shall be equitably allocated by Lessor to all buildings in the Project.

     (c) The inclusion of the improvements, facilities and services set forth in Subparagraph 4.2(a) shall not be deemed to impose an obligation unless the Project already has the same, Lessor already provides the or to provide the services, or Lessor has agreed elsewhere in this Lease to provide the same or some of them.


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     (d)  Lessee's  Share  of  Common  Area  Expenses shall be payable by Lessee within ten (10) days after a reasonably detailed statement of actual expenses is presented to Lessee by Lessor. At Lessor's option, however, an amount may be estimated by Lessor from time to time of Lessee's Share of annual Common Area Operating

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Expenses  and  the  same  shall be payable monthly or quarterly, as Lessor shall designate, during each 12-month period of the Lease term, on the same day as the Base Rent is due hereunder. Lessor shall deliver to Lessee within sixty (60) days after the expiration of each calendar year a reasonably detailed statement showing Lessee's Share of the actual Common Area Operating Expenses incurred during the preceding year. If Lessee's payments under this Paragraph 4.2(d) during said preceding year exceed Lessee's Share as indicated on said statement, Lessee shall be credited the amount of such overpayment against Lessee's Share of Common Area Operating Expenses next becoming due. If Lessee's payments under this Paragraph 4.2(d) during said preceding year were less than Lessee's Share as indicated on said statement, Lessee shall pay to Lessor the amount of the deficiency within ten (10) days after delivery by Lessor to Lessee of said statement.

     (e) Common Area Operating Expenses shall not include legal fees incurred by Lessor for any purpose whatsoever.

     (f) If any reserves described in Paragraph 4.2 (a)(iv) above remain unused at the end of the Original Term of this Lease and any renewal term of this Lease, and as long as Lessee is not in default of this Lease at the end of the Original Term and any renewal term of this Lease, Lessor shall refund to Lessee within thirty (30) days following the end of the term of this Lease or renewal term thereof, whichever is later, an amount equal to Sixty Three percent (63%) of the balance remaining in such reserves as of the end of the Original Term or any renewal term of this Lease, whichever is later.

     5. SECURITY DEPOSIT. Lessee shall deposit with Lessor upon Lessee's execution hereof the Security Deposit set forth in Paragraph 1.8 as security for Lessee's faithful performance of Lessee's obligations under each and every term, provision, covenant and condition of this Lease. If Lessee fails to pay Base Rent or other rent or charges due hereunder, or otherwise Defaults under this Lease (as defined in Paragraph 13.1), Lessor may use, apply or retain all or any portion of said Security Deposit for the payment of any amount due Lessor or to reimburse or compensate Lessor for any liability, cost, expense, loss or damage (including attorneys' fees) which Lessor may suffer or incur by reason thereof. If Lessor uses or applies all or any portion of said Security Deposit, Lessee shall within ten (10) days after written request therefore deposit monies with Lessor sufficient to restore said Security Deposit to the full amount required by this Lease. Lessor shall not be required to keep all or any part of the Security Deposit separate from its general accounts. Lessor shall, at the expiration or earlier termination of the term hereof and after Lessee has vacated the Premises, return to Lessee (or, at Lessor's option, to the last assignee, if any, of Lessee's interest herein), that portion of the Security Deposit not used or applied by Lessor. Unless otherwise expressly agreed in writing by Lessor, no part of the Security Deposit shall be considered to be held in trust, to bear interest or other increment for its use, or to be prepayment for any monies to be paid by Lessee under this Lease.

6.  USE.

     6.1  PERMITTED  USE.

     (a) Lessee shall use and occupy the Premises only for the Permitted Use set forth in Paragraph 1.9, or any other legal use which is reasonably comparable thereto, and for no other purpose. Lessee shall not use or permit the use of the Premises in a manner that is unlawful, creates waste or a nuisance, or that disturbs owners and/or occupants of, or causes damage to the Premises or neighboring premises or properties. No noise, odor or litter, whether caused by Lessee, Lessee's customers, clients, invitees or guests, which is objectionable to Lessor or other occupants of the Building, shall emanate from the

Premises.  Lessee  shall not: (1) create or maintain a nuisance on the premises,
(2) disturb, solicit or canvass any occupant of the building, or (3) do any act of tending to inure the reputation of the Building or of Lessor.

     (b) Lessee covenants and agrees that it shall operate and conduct within the Premises, continuously and uninterruptedly during the entire Lease term, the Permitted Use, excepting legal holidays, and except while the Premises are untenantable by reason of fire of other unavoidable casualty, and that it shall at all times keep and maintain within and upon the Premises an adequate stock of merchandise and trade fixtures and have sufficient personnel to service and supply the demands and requirements of its customers. If Lessee shall fail to continuously and uninterruptedly operate the Premises for the Permitted Use under the terms of this Lease at any time during the Lease Term as required herein, Lessor shall, in addition to Lessor's other rights and remedies, be entitled to either terminate the Lease or require Lessee to pay to Lessor, in addition to Base Rent, on the first day of the calendar month following said failure to remain in continuous operation, an additional amount equal to 1/30th of the then monthly Base Rent for each day that Lessee fails to continuously and uninterruptedly operate its business in the Premises as required herein.

     (c) Lessee agrees that it shall keep the Premises in a neat, clean and orderly condition and that all trash and rubbish generated by it shall be deposited at least once a day within prescribed receptacles in designated service areas within the building. Lessee further agrees to cause such receptacles to be emptied and trash removed at its own cost and expense so as, on its part, to keep such service areas in a clean and orderly condition.

     (d) Lessor hereby agrees to not unreasonably withhold or delay its consent to any written request by Lessee, Lessee's assignees or subtenants, and .by prospective assignees and subtenants of Lessee, its assignees and subtenants, for a modification of said Permitted Use, so long as the same will not impair the structural integrity of the improvements on the Premises or in the Building or the mechanical or electrical systems therein, does not conflict with uses by other lessees, is not significantly more burdensome to the Premises or the Building and the improvements thereon, and is otherwise permissible pursuant to this Paragraph 6. If Lessor elects to withhold such consent, Lessor shall within five (5) business days after such request give a written notification of same, which notice shall include an explanation of Lessor's reasonable objections to the change in use

     (e) Lessor shall not lease any other portion of the Building to any tenant for the operation of a restaurant and/or catering business, or for the operation of any other business activity that would unreasonably interfere or be unreasonably inconsistent with the operation of the Premises as a first-class restaurant and catering business. Operation of other premises in the Building for general office use shall not be deemed to violate the provisions of this Paragraph 6(e) .

     (f) Lessee assumes full responsibility for. (1) protecting the Premises from theft, robbery and pilferage, (2) keeping the Premises secure, and (3) locking the doors in and to the Premises. Any damages from Lessee's negligent failure to so protect, secure, and/or lock the Premises shall-be paid for by Lessee. All property belonging to Lessee, or to any other person, within the Building or the Premises, shall be there at the risk of

Lessee or such other person, and Lessor and its agents and employees shall not be liable for damage thereto or theft or misappropriation thereof Lessee hereby indemnifies and holds Lessor and its agents and employees harmless from say claims arising out of the above, including subrogation claims by Lessee's insurance carrier.

(g) During the Original Term and any extension thereof pursuant to exercise by Lessee of any option to extend this Lease, Lessee shall have the right to use any or all of the furnishings, fixtures and equipment in existence on the Premises as of the date of execution of this Lease, and shall further be entitled to use up any existing supplies located on the Premises as of the date of execution of this Lease, in the ordinary course of business; provided, however, that Lessee shall not be permitted to commit unreasonable waste of said furnishings, fixtures, equipment, and supplies. In the event that Lessee shall desire to dispose of any or all of the existing furnishings, fixtures, equipment, or supplies located on the Premises as of the date of .execution of this Lease, Lessee shall first offer to Lessor in writing the right to take possession of the same. If Lessor elects to take possession, Lessor shall be responsible for any cost of removing said furnishings, fixtures, equipment and/or supplies as Lessor elects to take possession of from the Premises. If, however, Lessor declines to take possession of said furnishings, fixtures, equipment or supplies, removal of the same from the Premises shall be at the sole cost of Lessee. Furthermore, any acceptance by Lessor of possession of any such furniture, fixtures, equipment, and/or supplies which Lessee desires to dispose of shall not entitle Lessee to any credit or offset against rent or other financial obligations to Lessor or any other person under this Lease, nor relieve Lessee from the obligation to fully perform each and every term, covenant, condition, provision, and promise of Lessee set forth in this Lease or any attachment hereto.

     6.2  HAZARDOUS  SUBSTANCES.

     (a) REPORTABLE USES REQUIRE CONSENT. The term "Hazardous Substance" as used in this Lease shall mean any product, substance, chemical, material or waste whose presence, nature, quantity and/or intensity of existence, use, manufacture, disposal, transportation, spill, release or effect, either by itself or in combination with other materials expected to be on the Premises, is either: (i) potentially injurious to the public health, safety or welfare, the environment, or the Premises; (ii) regulated or monitored by any governmental authority; or (iii) a basis for potential liability of Lessor to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substance shall include, but not be limited to, hydrocarbons, petroleum, gasoline, crude oil or any products or by-products thereof. Lessee shall not engage in any activity in or about the Premises which constitutes a Reportable Use (as hereinafter defined) of Hazardous Substances without the express prior written consent of Lessor and compliance in a timely manner (at Lessee's sole cost and expense) with all Applicable Requirements (as defined m Paragraph 6.3). "Reportable Use" shall mean (i) the installation or use of any above or below ground storage tank, (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be fled with, any governmental authority, and (iii) the presence in, on or about the Premises of a Hazardous Substance with respect to which any Applicable Laws require that a notice be given to persons entering or occupying the Premises or neighboring properties. Notwithstanding the foregoing, Lessee may, without Lessor's prior consent, but upon notice to Lessor and in compliance with all Applicable Requirements, use any ordinary and customary materials reasonably required to be used by Lessee in the normal course of the Permitted Use, so long as such use is not a Reportable Use and does not expose the Premises or neighboring properties to any meaningful risk of contamination or damage or expose Lessor to any pity therefor. In addition, Lessor may (but without any obligation to do so) condition its consent to any

Reportable Use of any Hazardous Substance by Lessee upon Lessee's giving Lessor such additional assurances as Lessor, in its reasonable discretion, deems necessary to protect itself, the public, the Premises and the environment against damage, contamination or injury and/or liability therefor, including but not limited to the installation (and, at Lessor's option; removal on or before Lease expiration or earlier termination) of reasonably necessary protective modifications to the Premises (such as concrete encasements) and/or the deposit of an additional Security Deposit under Paragraph 5 hereof.

     (b) DUTY TO INFORM LESSOR. If Lessee knows, or has reasonable cause to believe, that a Hazardous Substance has come to be located in, on, under or about the Premises or the Building, other than as previously consented to by Lessor, Lessee shall immediately give Lessor written notice thereof, together with a copy of any statement, report, notice, registration, application, permit, business plan, license, claim, action, inquiry or proceeding given to, or received from, any governmental authority (including but not limited to the California State Department of Health Services, the State or any Regional Water Quality Control Board, the Air Quality Management District or any local government entity) or private party concerning the presence, spill, release, discharge of, or exposure to, such Hazardous Substance including but not limited to all such documents as may be involved in any Reportable Use involving the Premises. Lessee shall not cause or permit any Hazardous Substance to be spilled or released in, on, under or about the Premises (including, without limitation, through the plumbing or sanitary sewer system).

     (c) INDEMNIFICATION. Lessee shall indemnify, protect, defend and hold Lessor, its agents, employees, lenders and ground lessor, if any, and the Premises, harmless from and against any and all damages, liabilities, judgments, costs, claims, liens, expenses, penalties, loss of permits and attorneys' and consultants' fees arising out of or involving any Hazardous Substance brought onto the Premises by or for Lessee or by anyone under Lessee's control. Lessee's obligations under this Paragraph 6.28 shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered by Lessee, and the cost of investigation (including consultants' and attorneys' fees and testing), removal, redemption, restoration and/or abatement thereof, or of any contamination therein involved, and shall survive the expiration or earlier termination of this Lease. No termination, cancellation or release agreement entered into by Lessor and Lessee shall release Lessee from its obligations under this Lease with respect to Hazardous Substances, unless specifically so agreed by Lessor in writing at the time of such agreement.

     6.3 LESSEE'S COMPLIANCE WITH REQUIREMENTS. Lessee shall, at Lessee's sole cost and expense, fully, diligently and in a timely manner, comply with all "Applicable Requirements" which term is used in this Lease to mean all laws, rules, regulations, ordinances, directives, covenants, easements and restrictions of record, permits, a requirements of any applicable fire insurance underwriter or rating bureau, and the recommendations of Lessor's engineers and/or consultants, relating in manner to the Premises (including but not limited to matters pertaining to ( i) industrial hygiene, (ii) environmental conditions on, in, under or about the Premises, including soil and groundwater conditions, and (iii) the use, generation, manufacture, production, installation, maintenance, removal, transportation, storage, spill, or release of any Hazardous Substance), now in effect or which may hereafter come into effect. Lessee shall, within five (5) days after receipt of Lessor's written request, provide Lessor with copies of all documents and information, including but not limited to permits, registrations, manifests, applications, reports and certificates, evidencing Lessee's compliance with any Applicable Requirements specified by

Lessor, and shall immediately upon receipt, notify Lessor in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint or report pertaining to or involving failure by Lessee or the Premises to comply with any Applicable Requirements.

     6.4 INSPECTION - COMPLIANCE WITH LAW. Lessor, Lessor's agents, employees, contractors and designated representatives, and the holders of any mortgages, deeds of trust or ground leases on the Premises ("Lenders") shall have the right to enter the Premises at any time in the case of an emergency, and otherwise at reasonable times, upon prior written notice to Lessee, for the purpose of inspecting the condition of the Premises and for verifying compliance by Lessee with this Lease and all Applicable Requirements (as defined in Paragraph 6.3), and Lessor shall be entitled to employ experts and/or consultants in connection therewith to advise Lessor with respect to Lessee's activities, including but not limited to Lessee's installation, operation, use, monitoring, maintenance, or removal of any Hazardous Substance on or from the Premises. The costs and expenses of any such inspections shall be paid by the party requesting same, unless a Default or Breach of this Lease by Lessee or a violation of Applicable Requirements or a contamination, caused or materially contributed to by Lessee, is found to exist or to be imminent, or unless the inspection is requested or ordered by a governmental authority as the result of any such existing or imminent violation or contamination. In such case, Lessee shall upon request reimburse Lessor or Lessor's Lender, as the case may be, for the costs and expenses of such inspections. Notwithstanding any language to the contrary in the foregoing, except in the case of a bona fide emergency, Lessor shall have no right to enter the Premises for any purpose whatsoever during the hours of 11:00 a.m. to 3:00 p.m. and the hours of 6:00 p.m. to 11:00 p.m.

7.  MAINTENANCE, REPAIRS, UTILITY INSTALLATIONS, TRADE FIXTURES AND ALTERATIONS.

     7.1.  LESSEE'S  OBLIGATIONS.

     (a) Subject to the provisions of Paragraphs 7.2 (Lessor's Obligations), 9 (Damage or Destruction), and 14 (Condemnation), Lessee shall, at Lessee's sole cost and expense and at all times, keep the Premises and every part thereof in good order, condition and repair (whether or not such portion of the Premises requiring repair, or the means of repairing the same, are .reasonably or readily accessible to Lessee, and whether or not the need for such repairs occurs as a result of Lessee's use, any prior use, the elements or the age of such portion of the Premises), including, without limiting the generality of the foregoing, all equipment or facilities specifically serving the Premises, such as plumbing, heating, air condoning, ventilating, electrical, lighting facilities, boilers, HVAC system, fired or unfired pressure vessels, fire hose connections if within the Premises, fixtures, interior walls, interior suffices of exterior walls, ceilings, floors, windows, doors, plate glass, and skylights, but excluding any items which are the responsibility of Lessor pursuant to Paragraph 7.2 below. Lessee, in keeping the Premises in good order, condition and repair, shall exercise and perform good maintenance practices. Lessee's obligations shall include restorations, replacements or renewals when necessary to keep the Premises and all improvements thereon or a part thereof in good order, condition and state of repair.

     (b) Lessee shall, at Lessee's sole cost and expense, procure and maintain a contract, with copies to Lessor, in customary form and substance for and with a contractor specializing and experienced m the inspection, maintenance and service of the heating, air conditioning and ventilation system for the Premises.

                (c) If Lessee fails to perform Lessee's obligations under this Paragraph 7.1, Lessor may enter upon the Premises after ten (10) days' prior written notice to Lessee (except in the case of an emergency, in which case no notice shall be required), perform such obligations on Lessee's behalf; and put the Premises in good order, condition and repair, in accordance with Paragraph
13.2  below.

     (d) In the event the elevator for the building shall become inoperable, and Lessor shall fail to initiate efforts to repair the same after receipt of two written 24-hour notices to repair the elevator from Lessee, Lessee shall have the right, exercisable at Lessee's option, of procuring the services of a contractor specializing and experienced in the inspection, maintenance and service of elevators to effect repairs upon said elevator, whose services shall be billable directly to Lessor. Notwithstanding the foregoing, Lessee shall have no right to deduct or offset the cost of such repair from any rental payment or any other sums which Lessee shall be responsible to pay to Lessor under the terms of this Lease.

     7.2 LESSOR'S OBLIGATIONS. Subject to the provisions of 4.2 (Common Area Operating Expenses), 6 (Use), 7.1 (Lessee's Obligations), 9 (Damage or Destruction) and 14 (Condemnation), Lessor, subject to reimbursement pursuant to Paragraph 4.2, shall keep in good order, condition and repair the foundations, exterior walls, structural condition of interior bearing walls, exterior roof; fire sprinkler and/or standpipe and hose ('if located in the Common Areas) or other automatic fire extinguishing system including fire alarm and/or smoke detection systems and equipment, fire hydrants, parking lots, walkways, parkways, driveways, landscaping, fences, signs and utility systems serving the Common Areas and all parts thereof, as well as providing the services for which there is a Common Area Operating Expense pursuant to Paragraph 4.2. Lessor shall further be responsible for keeping in good order, condition and repair any mechanical systems servicing the Building as a whole and not merely the Premises, the expenses of such upkeep and repair to be treated as a Common Area Operating Expense pursuant to Paragraph 4.2 of this Lease. Lessor shall further be responsible to deliver to the Premises as soon as reasonably possible following the commencement of Lessee's occupancy of the Premises under this Lease a working and functional HVAC system; however, following such delivery, Lessor shall have no responsibility whatsoever for the repair, upkeep, maintenance or replacement of said HVAC system or any component part thereof, and all such repair, upkeep, maintenance and repair shall be the sole responsibility of Lessee and at Lessee's sole cost and expense under Paragraph
7.1 of this Lease. Lessor shall not be obligated to paint the exterior or interior surfaces of exterior walls nor shall Lessor be obligated to maintain, repair or replace windows, doors or plate glass of the Premises. Lessee expressly waives the benefit of any statute now or hereafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this Lease because of Lessor's failure to keep the Building, Project or Common Areas in good order, condition and repair.

     7.3  UTILITY  INSTALLATIONS,  TRADE  FIXTURES,  ALTERATIONS.

     (a) DEFINITIONS; CONSENT REQUIRED. The term "Utility Installations" is used in this Lease to refer to all air, lines, power panels, electrical distribution, security, fire protection systems, communications systems, lighting fixtures, heating, ventilating and air conditioning equipment, plumbing, and fencing in, on or about the Premises. The term "Alterations" shall mean any modification of the improvements on the Premises, other than Utility Installations or Trade Fixtures. Lessee shall not make nor cause to be made any Alterations or Utility Installations in, on, under or about the Premises without Lessor's prior written consent.

     (b) CONSENT. Any Alterations or utility Installations that Lessee shall desire to make and which require the consent of the Lessor shall be presented to Lessor in written form with detailed plans. All consents given by Lessor, whether by virtue of Paragraph 7.3(a) or by subsequent specific consent, shall be deemed conditioned upon: (i) Lessee's acquiring all applicable permits required by governmental authorities; (ii) the furnishing of copies of such permits together with a copy of the plans and specifications for the Alteration or Utility Installation to Lessor prior to commencement of the work thereon; and
(iii) the compliance by Lessee with all conditions of said permits in a prompt and expeditious manner. Any Alterations or Utility Installations by Lessee during the term of this Lease shall be done in a good and workmanlike manner, with good and sufficient materials, and be in compliance with all Applicable Requirements. Lessee shall promptly upon completion thereof furnish Lessor with as-built plans and specifications therefor. Lessor may, (but without obligation to do so) condition its consent to any requested Alteration or Utility Installation that costs $20,000.00 or more upon Lessee's providing Lessor with a lien and completion bond in an amount equal to one and one-half times the estimated cost of such Alteration or Utility Installation.

     (c) LIEN PROTECTION. Lessee shall pay when due all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use on the Premises, which claims are or may be seared by any mechanic's or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in, on, or about the Premises, and Lessor shall have the right to post notices of non-responsibility in or on the Premises as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense, defend and protect itself, Lessor and the Premises against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises. If Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to one and one-half times the amount of such contested lien claim or demand, indemnifying Lessor against liability for the same, as required by law for the holding of the Premises free from the effect of such lien or claim.

     (d) Upon execution of this Lease, Lessee shall make improvements to the Premises to ready the same for its operation for the Permitted Use described above, such improvements subject to the consent of Lessor as provided in this Paragraph 7.3. Lessee shall expend not less than Five Hundred Thousand Dollars ($500,000.00) on such improvements, but in no event shall be required to expend in excess of One Million Dollars ($1,000,000.00) on such improvements. Prior to any construction to and/or alteration of Premises, Lessee will provide to Lessor a completion bond in an amount equal to 1 2 times the estimated amount of said construction and/ or alteration.

     7.4  OWNERSHIP,  REMOVAL,  SURRENDER,  RESTORATION,  AND SECURITY INTEREST.

     (a) OWNERSHIP. All Alterations and Utility installations made to the Premises by Lessee shall be the property of and owned by Lessor, and considered a part of the Premises. Upon expiration of the Original Term and any renewal tam of this Lease, or upon any eerier termination of this Lease, all Trade Fixtures installed in the Premises at any time shall be the property of and owned by Lessor, and considered a part of the Premises.

     (b) REMOVAL. Unless otherwise agreed in writing, Lessor may require that any or all Alterations or Utility Installations be removed by the expiration or earlier termination of this Lease, notwithstanding that their installation may have been consented to by Lessor. Lessor may require the removal at any time of all or any part of any Alterations or Utility Installations made without the required consent of Lessor.

     (c) SURRENDER/RESTORATION. Lessee shall surrender the Premises by the end of the last day of the Lease term or any earlier termination date, clean and free of debris and in good operating order, condition and state of repair, ordinary wear and tear excepted. Ordinary wear and tear shall not include any damage or deterioration that would have been prevented by good maintenance practice or by Lessee performing all of its obligations under this Lease. Except as otherwise agreed or specified herein, the Premises, as surrendered, shall include the Alterations, Utility Installations, and all Trade Fixtures. The obligation of Lessee shall include the repair of any damage to the Premises, Trade Fixtures, Alterations and Utility Installations, and the removal, replacement or remediation of any soil, material or ground water contamination by Lessee, all as may then be required by Applicable Requirements and/or good practice.

     (d) SECURITY AGREEMENT. Lessee hereby grants to Lessor a lien and security interest on all property of Lessee now or hereafter placed in or upon the Premises including, but not limited to, all fixtures, machinery, equipment, furnishings and other articles of personal property, and all proceeds of the sale or other disposition of such property (collectively, the "Collateral") to secure the payment of all rent to be paid by Lessee pursuant to this lease. Such lien and security interest shall be in addition to any landlord's lien provided by the law. This Lease shall constitute a security agreement under the California Commercial Code so that Lessor shall have and many enforce a security interest in the Collateral. Lessee agrees to execute as debtor and deliver such financing statement or statements and any further documents as Lessor may now or hereafter reasonably request to protect such security interest pursuant to such Code. Lessor may also at any time file a copy of this lease as financing statement. Lessor, as secured party, shall be entitled to all rights and remedies afforded a secured party under such Code, which rights and remedies shall be inn addition to Lessor's liens and rights provided by law or by the other terms and provisions of this Lease.

8.  INSURANCE;  INDEMNITY.

     8.1 PAYMENT OF PREMIUMS. The cost of the premiums for the insurance policies maintained by Lessor under this Paragraph 8 or which will be maintained during the term of this Lease or any option renewal period thereof shall be a Common Area Operating Expense pursuant to Paragraph 4.2 hereof. Premiums for policy periods commencing prior to, or extending beyond, the term of this Lease shall be prorated to coincide with the corresponding Commencement Date or Expiration Date.

     8.2  LIABILITY  INSURANCE.

     (a) CARRIED BY LESSEE. Lessee shall obtain and keep in force during the terra of this Lease a Commercial General Liability policy of insurance protecting Lessee, Lessor and any Lender(s) whose names have been provided to Lessee in writing (as additional insureds) against claims for bodily injury, personal injury and property damage based upon, involving or arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than Two Million Dollars ($2,000,000.00) per occurrence with an "Additional Insured - Managers or Lessors of Premises" endorsement and contain the "Amendment of the Pollution Exclusion" endorsement for damage caused by heat, smoke or fumes from fire. The policy shall not contain any intra-insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an "insured contract" for the performance of Lessee's indemnity obligations under this Lease (including but not limited to Paragraph 8.7 below). The limits of said insurance required by this Lease or as carried by Lessee shall not, however, limit the liability of Lessee nor relieve Lessee of any obligation hereunder. All insurance to be carried by Lessee shall be primary to and not contributory with any similar insurance carried by Lessor, whose insurance shall be considered excess insurance only. Both Lessor and Lessee shall be named as additional insureds, and the policies shall contain cross-liability endorsements. Upon request from Lessor, Lessee shall provide Lessor with written evidence that such insurance is in force. If Lessee shall fail to procure and maintain such insurance the Lessor may, but shall not be required to, procure and maintain same at the expense of Lessee and the cost thereof, together with interest thereon at the rate of ten (10%) percent per annum, shall become due and payable as additional rental to Lessor together with Lessee's next rental installment.


     (b) CARRIED BY LESSOR. Lessor shall also maintain liability insurance described in Paragraph 8.2(a) above, in addition to and not in lieu of, the insurance required to be maintained by Lessee. Lessee shall not be named as an additional insured therein.

     8.3  PROPERTY  INSURANCE  -  BUILDING,  IMPROVEMENTS  AND  RENTAL  VALUE.

     (a) BUILDING AND IMPROVEMENTS. Lessor has obtained or shall obtain and keep in force during the term of this Lease a policy or policies in the name of Lessor, with loss payable to Lessor and to any Lender(s), insuring against loss or damage to the Building. Such insurance shall be for full replacement cost, as the same shall exist from time to time, or the amount required by any Lender(s), but in no event more than the commercially reasonable and available insurable value thereof if, by reason of the unique nature or age of the improvements involved, such latter amount is less than full replacement cost. The costs of such insurance shall be treated as a Common Area Operating Expense under Paragraph 4.2 of this Lease, with Lessee required to pay to Lessor Lessee's Share thereof as defined in Paragraph 1.6 of this Lease. Alterations and Utility Installations, Trade Fixtures and Lessee's personal property shall be insured by Lessee pursuant to Paragraph 8.4. If the coverage is available and commercially appropriate, Lessor's policy or policies shall insure against all risks of direct physical loss or damage (including coverage for the perils of flood and/or earthquake), including coverage for any additional costs resulting from debris removal and reasonable amounts of coverage for the enforcement of any ordinance or law regulating the reconstruction or repent of any undamaged sections of the Building required to be demolished or removed by reason of the enforcement of any building, zoning, safety or land use laws as the result of a covered loss, but not including plate glass insurance. Said policy or policies shall also contain an agreed valuation provision in lieu of any co-insurance clause, waiver of subrogation, and inflation guard protection causing an increase in the annual property insurance coverage amount by a factor of not less than the adjusted US. Department of Labor Consumer Price Index for All Urban Consumers for the city nearest to where the Premises are located.

     (b) RENTAL VALUE. Lessor shall also obtain and keep in force during the term of this Lease a policy or policies in the name of Lessor, with loss payable to Lessor and any Lender(s), insuring the loss of the full rental and other charges payable by all lessees of the Building to Lessor for one year (including all Real Property Taxes, insurance costs, all Common Area Operating Expenses and any scheduled rental increases). Said insurance may provide that in the event the Lease is terminated by reason of an insured loss the period of indemnity for such coverage shall be extended beyond the date of the completion of repairs or replacement of the Premises, to provide for one full year's loss of rental revenues from the date of any such loss. Said insurance shall contain an agreed valuation provision in lieu of any co-insurance clause, and the amount of coverage shall be adjusted annually to reflect the projected rental income, Real Property Taxes, insurance premium costs and other expenses, if any, otherwise payable, for the next 12-month period. The costs of such insurance shall be treated as a Common Area Operating Expense under Paragraph 4.2 of this Lease, with Lessee required to pay to Lessor Lessee's Share thereof as defined by Paragraph 1.6 of this Lease. Common Area Operating Expenses shall further include any deductible amount in the event of such loss.

     (c) ADJACENT PREMISES. Lessee shall pay for any increase in the premiums for the property insurance of the Building and for the Common Areas or other buildings in the Project if said increase is caused by Lessee's acts, omissions, use or occupancy of the Premises.

     8.4 LESSEE'S PROPERTY DAMAGE INSURANCE. Subject to the requirements of Paragraph 8.5, Lessee at its sole cost and expense shall, either by separate policy or, at Lessor's option, by endorsement to a policy already carried, maintain during the term of this Lease (and any extension of the term thereof by exercise of option) property damage insurance coverage on all personal property in, on or about the Premises (whether that of Lessee, Lessor, or any other person), Trade Fixtures and Alterations and Utility Installations in, on, or about the Premises, with property damage limits of not less than One Million Dollars ($1,000,000.00), Property damage insurance under such policy shall be similar in scope of coverage to that carved by Lessor as the Insuring Party under Paragraph 8.3(a), excepting that: (a) such insurance shall be full replacement cost coverage with a deductible not to exceed $5,000 per occurrence ; and (b) such insurance shall specifically provide coverage for the perils of flood and earthquake if commercially available and appropriate, and shall include plate glass insurance. The proceeds from any such insurance shall be used by Lessee for the replacement of personal property and the restoration of Trade Fixtures and Alterations and Utility Installations. Said insurance shall further insure performance by Lessee of the indemnity provisions in Paragraph
8.7 below, but the limits of such insurance shall not, however, limit the liability of Lessee hereunder. Both Lessor and Lessee shall be named as additional insureds, and the policies shall contain cross-liability endorsements. Upon request from Lessor, Lessee shall provide Lessor with written evidence that such insurance is in force. If Lessee shall fail to procure and maintain such insurance the Lessor may, but shall not be required to, procure and maintain same at the expense of Lessee and the cost thereof, together with interest thereon at the rate often (10%) percent per annum, shall become due and payable as additional rental to Lessor together with Lessee's next rental installment.

     8.5 INSURANCE POLICIES. Insurance required her shall be in companies duly licensed to transact business in the state where the Premises are located, and maintaining during the policy term a "General Policyholders Rating" of at least B+, A, or such other rating as may be required by a Lender, as set forth in the most current issue of "Best's Insurance Guide."

     Lessee shall not do or permit to be done anything which shall invalidate the insurance policies referred to in this Paragraph 8. Lessee shall cause to be delivered to Lessor, within seven (7) days a after the Early Possession Date or the Commencement Date, certified copies of, or certificates evidencing the existence and amounts of, the insurance required under Paragraph 8.2(a) and 8.4. No such policy shall be cancelable or subject to modification except after thirty (30) days' prior written notice to Lessor. Lessee shall at least thirty
(30) days prior to the expiration of such policies, furnish Lessor with evidence of renewals or "insurance binders" evidencing renewal thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee to Lessor upon demand.

     8.6 WAIVER OF SUBROGATION. Without affecting any other rights or remedies, Lessee and Lessor each hereby release and relieve the other, and waive their entire right to recover damages (whether in contract or in tort) against the other, for loss or damage to their property arising out of or incident to the perils required to be insured against under Paragraph 8. The effect of such releases and waivers of the right to recover damages shall not be limited by the amount of insurance carried or required, or by any deductibles applicable thereto. Lessor and Lessee agree to have their respective insurance companies issuing property damage insurance waive any right to subrogation that such companies may have against Lessor or Lessee, as the case may be, so long as the insurance is not invalidated thereby.

     8.7 INDEMNITY. Except for situations arising proximately from or out of Lessor's willful misconduct and/or breach of this Lease, Lessee shall indemnify, protect, defend and hold harmless the Premises, Lessor and its agents, Lessor's master or ground lessor, partners and Lenders, from and against any and all claims, loss of rents and/or damages, costs, liens, judgments, penalties, loss of permits, attorneys' and consultants' fees, expenses and/or liabilities arising out of, involving, or in connection with, the occupancy of the Premises by Lessee, the conduct of Lessee's business, any act, omission or neglect of Lessee, its agents, contractors, employees or invitees, and out of any Default or Breach by Lessee in the performance in a timely manner of any obligation on Lessee's part to be performed under this Lease. The foregoing shall include, but not be limited to, the defense or pursuit of any claim or any action or proceeding involved therein, and whether or not (in the case of claims made against Lessor) litigated and/or reduced to judgment. In case any action or proceeding be brought against Lessor by reason of any of the foregoing matters, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be so indemnified.

     8.8 EXEMPTION OF LESSOR FROM LIABILITY. Except for situations arising proximately from or out of Lessor's willful misconduct and/or breach of this Lease, Lessor shall not be liable for injury or damage to the person or goods, wares, merchandise or other property of Lessee, of Lessor in Lessee's Premises , or of Lessee's employees, contractors, invitees, customers, or any other person in or about the Premises, whether such damage or injury is caused bar or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers,, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether said injury or damage results from conditions arising upon the Premises or upon other portions of the Building of which the Premises are a part, from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is accessible or not. Lessor shall not be liable for any damages arising from any act or neglect of any other lessee of Lessor nor from the failure by Lessor to enforce the provisions of any other lease in the Project. Notwithstanding Lessor's negligence or breach of this Lease, Lessor shall under no circumstances be liable for injury to Lessee's business or for any loss of income or profit therefrom.

9.  DAMAGE  OR  DESTRUCTION.

     9.1  DEFINITIONS.

     (a) "PREMISES PARTIAL DAMAGE" shall mean damage or destruction to the Premises, other than Trade Fixtures, Alterations and Utility Installations , the repair cost of which damage or destruction is less than fifty percent (50%) of the then Replacement

Cost (as defined in Paragraph 9.1(d)) of the Premises (excluding Trade Fixtures, Alterations and Utility Installations) immediately prior to such damage or destruction.

     (b) "PREMISES TOTAL DESTRUCTION" shall mean damage or destruction to the Premises, excluding Trade Fixtures, Alterations and Utility Installations , the repair cost of which damage or destruction is fifty percent (50%) or more of the then Replacement Cost of the Premises (excluding Trade Fixtures, Alterations and Utility Installations) immediately prior to such damage or destruction. In addition, damage or destruction to the Building (excluding Trade Fixtures, Alterations and Utility Installations), the cost of which damage or destruction is fifty percent (50%) or more of the then Replacement Cost of the Building (excluding Trade Fixtures, Alterations and Utility Installations) shall, at the option of Lessor, be deemed to be Premises Total Destruction.


(c) "INSURED LOSS" shall mean damage or destruction to the Premises (excluding Trade Fixtures, Alterations and Utility Installations), which was caused by an event required to be covered by the insurance described in Paragraph 8.3(a) irrespective of any deductible amounts or coverage limits involved.

     (d) "REPLACEMENT COST" shall mean the cost to repair or rebuild the improvements owned by Lessor at the time of the occurrence to their condition existing immediately prior thereto, including demolition, debris removal and upgrading required by the operation of applicable building codes, ordinances or laws, and without deduction for depreciation.

     (e) "HAZARDOUS SUBSTANCE CONDITION" shall mean the occurrence or discovery of a condition involving the presence of, or a contamination by, a Hazardous Substance as defined in Paragraph 6.2(a), in, on, or under the Premises.

     9.2 PREMISES PARTIAL DAMAGE - INSURED LOSS. If Premises Partial Damage that is an Insured Loss occurs, then Lessor shall, at Lessor's expense, repair such damage (but not Trade Fixtures, Alterations and Utility Installations) as soon as reasonably possible and this Lease shall continue in full force and effect. In the event, however, that there is a shortage of insurance proceeds and such shortage is due to the fact that by, reason of the unique nature of the improvements in the Premises, full replacement cost insurance coverage was not commercially reasonable and available, Lessor shall have no obligation to pay for the shortage in insurance proceeds, or to fully restore the unique aspects of the premises unless Lessee provides Lessor with the funds to cover same, or adequate assurance thereof, within text (10) days following receipt of written notice of such shortage and request therefor. If Lessor receives said funds or adequate assurance thereof within said ten (10) day period, Lessor shall complete them as soon as reasonably possible and this Lease shall remain in full force and effect. If Lessor does not receive such funds or assurance within said period, Lessor may nevertheless elect by written notice to Lessee within ten (10) days thereafter to make such restoration and repair as is commercially .
reasonable with Lessor paying any shortage in proceeds, in which case this Lease shall remain in full force and effect. If Lessor does not receive such funds or assurance within such text (10) day period, and if Lessor does not so elect to restore and repair, then this Lease shall terminate sixty (60) days following the occurrence of the damage or destruction. Unless otherwise agreed, Lessee shall in no event have any right to reimbursement from Lessor for any funds contributed by Lessee to repair any such damage or destruction. Premises Partial Damage due to flood or earthquake shall be subject to Paragraph 9.3 rather than Paragraph 9.2, notwithstanding that there may be some insurance coverage, but the net proceeds of any such insurance shall be made available for the repairs if made by either Party.

     9.3 PARTIAL DAMAGE - UNINSURED LOSS. If Premises Partial Damage that is not an Insured Loss occurs unless caused by a negligent or willful act of Lessee ( in which event Lessee shall make the repairs at Lessee's expense and this Lease shall continue in full force and effect), Lessor may at Lessor's option either (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or
(ii) give written notice to Lessee within thirty (30) days after receipt by Lessor of the knowledge of the occurrence of such damage of Lessor's desire to terminate this Lease as of the date sixty (60) days following the date of notice. In the event Lessor elects to give such notice of Lessor's intention to terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's commitment to pay for the repair of such damage totally at Lessee's expense and without reimbursement from Lessor. Lessee shall provide Lessor with the required funds or satisfactory assurance thereof within thirty (30) days following such commitment from Lessee. In such event this Lease shall continue m full force and effect, and Lessor shall proceed to make such repairs as soon as reasonably possible after the required funds are available. If Lessee does not give such notice and provide the funds or assurance thereof within the times specified above, this Lease shall terminate as of the date specified in Lessor's notice of termination.

     9.4 TOTAL DESTRUCTION. If Premises Total Destruction occurs at any time during the first three (3) years of the Original Term of this Lease, Lessor shall be required to rebuild the Premises in the same manner, and subject to the same terms, conditions, and limitations as set forth in Paragraphs 9.2 above, as if Premises Partial Damage had occurred, provided, however, that notwithstanding any other language to the contrary or other provision of this Lease, Lessor shall not be required to perform any rebuilding of the Premises as the result of Premises Total Destruction which exceeds in amount the total of any insurance proceeds actually received by Lessor for such Premises Total Destruction plus any additional funds actually provided by Lessee to Lessor to cover repair of Premises Total Destruction. Notwithstanding any other provision hereof, if Premises Total Destruction occurs (including any destruction required by any authorized public authority) at any time following the first three (3) years of the Original Term of this Lease, this Lease shall terminate sixty (60) days following the date of such Premises Total Destruction, whether or not the damage or destruction is an insured Loss or was caused by a negligent or willful act of Lessee. In the event, however, that the damage or destruction was caused by Lessee, Lessor shall have the right to recover Lessor's damages from Lessee except as released and waived in Paragraph 9.7.

     9.5 DAMAGE NEAR END OF TERM. If any time during the last six (6) months of the term of this Lease there is damage for which the cost to repair exceeds one month's Base Rent, whether or not an Insured Loss, Lessor may, at Lessor's option, terminate this Lease effective sixty (60) days following the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within thirty (30) days after the date of occurrence of such damage. Provided, however, if Lessee at that time has an exercisable option to extend this Lease or to purchase the Premises, then Lessee mar preserve this Lease by (a) exercising such option, and (b) providing Lessor with any shortage in insurance proceeds (or adequate assurance thereof) needed to make the repairs on or before the earlier of (i) the date which is ten (10) days after Lessee's receipt of Lessor's written notice purporting to terminate this Lease, or (ii) the day prior to the date upon which such option expires. If Lessee duly exercises such option during such period and provides Lessor with funds (or adequate assurance thereof) to cover any shortage in insurance proceeds, Lessor shall repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option and provide such funds or assurance during such period, then this Lease shall terminate as of the date set forth in the first sentence of this Paragraph 9.5.

     9.6  ABATEMENT  OF  RENT.  In  the  event of (i) Premises Partial Damage or
(ii) Hazardous Substance Condition for which Lessee is not legally responsible, the Base Rent, Common Area Operating Expenses and other charges, if any, payable by Lessee hereunder for the period during which such damage or condition, its repair, remediation or restoration continues, shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired, but not in excess of proceeds from insurance required to be carried under Paragraph 8.3(b). Except for abatement of Base Rent, Common Area Operating Expenses and other charges, if any, as aforesaid, all other obligations of Lessee hereunder shall be performed by Lessee, and Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair, remediation or restoration.

     9.7 HAZARDOUS SUBSTANCE CONDITIONS. If a Hazardous Substance Condition occurs, unless Lessee is legally responsible therefor (in which case Lessee shall make the investigation and remediation thereof required by Applicable Requirements and this Lease shall continue in full force and effect, but subject to Lessor's rights under Paragraph 6.28 and Paragraph 13), Lessor may at Lessor's option either (J) investigate and remediate such Hazardous Substance Condition, if required, as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) if the estimated cost to investigate and remediate such condition exceeds twelve (12) times the then monthly Base Rent or $100,000 whichever is greater, give written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such Hazardous Substance Condition of Lessor's desire to terminate this Lease as of the date sixty (60) days following the ,date of such notice. In the event Lessor elects to give such notice of Lessor's intention to terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's commitment to pay for the excess costs of (a) investigation and remediation of such Hazardous Substance Condition to the extent required by Applicable Requirements, over (b) an amount equal to twelve (12) times the then monthly Base Rent or $100,000, whichever is greater. Lessee shall provide Lessor with the funds required of Lessee or satisfactory assurance thereof within thirty (30) days following said commitment by Lessee. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such investigation and remediation as soon as reasonably possible after the required funds are available. If Lessee does not give such notice and provide the required funds or assurance thereof within the time period specified above, this Lease shall terminate as of the date specified in Lessor's notice of ton.

     9.8 TERMINATION - ADVANCE PAYMENTS. Upon termination of this Lease pursuant to this Paragraph 9, Lessor shall return to Lessee any advance payment made by Lessee to Lessor and so much of Lessee's Security Deposit as has not been, or is not then required to be, used by Lessor under the terms of this Lease.

     9.9 WAIVER OF STATUTES. Lessor and Lessee agree-that the terms of this Lease shall govern the effect of any damage to or destruction of the Premises and the Building with respect to the termination of this Lease and hereby waive the provisions of any present or future statute to the extent it is inconsistent herewith.

10.  REAL  PROPERTY  TAXES.

     10.1 PAYMENT OF TAXES. Lessor shall pay the Real Property Taxes, as defined in Paragraph 10.2, applicable to the Project, and except as otherwise provided in Paragraph 10.3, any such amounts shall be included in the calculation of Common Operating Expenses in accordance with the provisions of Paragraph 4.2.

     10.2  REAL  PROPERTY  TAX  DEFINITION.  As  used  herein,  the  term  "Real
Property Taxes" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed upon the Project by any authority having the direct or indirect power to tax, including any city, state or federal government, or any school, agricultural, sanitary, fire, street, drainage, or other improvement district thereof levied against any legal or equitable interest of Lessor in the Project or any portion thereof; Lessor's right to rent or other income therefrom, and/or Lessor's business of leasing the Premises. The term "Real Property Taxes" shall also include any tax, fee, levy, assessment or charge, or any increase therein, unposed by reason of events occurring, or changes in Applicable Law taking effect, during the term of this Lease, including but not limited to a change in the ownership of the Project or in the improvements thereon, the execution of this Lease, or any modification, amendment or transfer thereof, and whether or not contemplated by the Parties. In calculating Real Property Taxes for any calendar year, the Real Property Taxes for any real estate tax year shall be included in the calculation of Real Property Taxes for such calendar year based upon the number of days which such calendar year and tax year have in common.

     10.3 ADDITIONAL IMPROVEMENTS. Common Area Operating Expenses shall not include Real Property Taxes specified in the tax assessor's records and work sheets as being caused by additional improvements placed upon the Project by other lessees or by Lessor for the exclusive enjoyment of such other lessees. Notwithstanding Paragraph 10.1 hereof; Lessee shall, however, pay to Lessor at the time Common Area Operating Expenses are payable under Paragraph 4.2, the entirety of any increase in Real Property Taxes if assessed solely by reason of Alterations, Trade Fixtures or Utility Installations placed upon the Premises by Lessee or at Lessee's request.

     10.4 JOINT ASSESSMENT. If the Building is not separately assessed, Real Property Taxes allocated to the Building shall be an equitable proportion of the Real Property Taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the rive valuations assigned in the assessor's work sheets or such other information as may be reasonably available. Lessor's reasonable determination thereof; in good faith, shall be conclusive.

     10.5 LESSEE'S PROPERTY TAXES. Lessee shall pay prior to delinquency all taxes assessed against and levied upon Alterations and Utility Installations, Trade Fixtures, furnishings, equipment and all personal property of Lessee contained in the Premises or stored within the Project. When possible, Lessee shall cause Alterations and Utility Installations, Trade Fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor. If any of Lessee's property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes applicable to Lessee's property within ten (10) days after receipt of a written statement setting forth the taxes applicable to Lessees property.

11. UTILITIES. Lessor shall not provide any utility service (including but not limited to telephone, gas, electricity, etc.) to Lessee or the Premises. All utilities required by Lessee and for the Premises shall (if available) be obtained by Lessee and installed by the appropriate utility company, and Lessee shall cause all such utilities to be separately metered to Lessee. All charges for such utility services, including installation, shall be billed directly to Lessee by such utility. Lessee shall pay directly for all utilities and services supplied to the Premises, together with any taxes thereon, and shall make all payments to said utility providers when the same are due.

12.  ASSIGNMENT  AND  SUBLETTING.

     12.1  LESSOR'S  CONSENT  REQUIRED.

     (a) Lessee shall not voluntarily or by operation of law assign, transfer, mortgage or otherwise transfer or encumber (collectively, "assign") or sublet all or any part of Lessee's interest in this Lease or in the Premises without Lessor's prior written consent given under and subject to the terms of Paragraph
36. Notwithstanding any language to the contrary in this Paragraph 12 or in this Lease, Lessor shall be deemed to have given its written consent by the execution of this Lease to the assignment, transfer, or subletting by Lessee of this Lease, or any portion of Lessee's rights in and to the occupancy and use of the Premises under this Lease, to any subsidiary or affiliate of Lessee, provided that Lessee shall remain fully liable to Lessor for the full performance of all terms: provisions, covenants, conditions, and promises set forth in this Lease following said assignment, transfer, or subletting. For purposes of this Paragraph 12, an "affiliate" of Lessee shall mean any entity in which Lessee owns more than fifty percent (50%) of the outstanding ownership interests or any entity that is under common control with Lessee.

     (b) A change in over fifty percent (50%) of the control of Lessee shall constitute an assignment requiring Lessor's consent. The transfer, on a cumulative basis, of over fifty percent (50%) or more of the voting control of Lessee shall constitute a change in control for this purpose.

     (c) The involvement of Lessee or its assets in any transaction, or series of transactions (by way of merger, sale, acquisition, financing, refinancing, transfer, leveraged buy-out or otherwise), whether or not a formal assignment or hypothecation of this Lease or Lessee's assets occurs, which results or will result in a reduction of the Net Worth of Lessee, as hereinafter defined, by an amount equal to or greater than twenty-five percent (25%) of such Net Worth of Lessee as it was represented to Lessor at the time of full execution and delivery of this Lease or at the time of the most recent assignment to which Lessor has consented, or as it exists immediately prior to said transaction or transactions constituting such reduction, at whichever time said Net Worth of Lessee was or is greater, shall be considered an assignment of this Lease by Lessee to which Lessor may reasonably withhold its consent. "Net Worth of Lessee" for purposes of this Lease shall be the net worth of Lessee (excluding any Guarantors) established under generally accepted accounting principles consistently applied.

     (d) An assignment or subletting of Lessee's interest in this Lease without Lessor's specific prior written consent shall, at Lessors option, be a Default arable after notice per Paragraph 13.1, or a non-curable Breach without the necessity of any notice and grace period. If Lessor elects to treat such unconsented to assignment or subletting as a noncurable Breach, Lessor shall have the right to either. (i) terminate this Lease, or (ii) upon thirty (30) days' written notice ("Lessor's Notice"), increase the Monthly Base Rent for the Premises to the greater of the then fair market rental value of the Premises, as reasonably determined by Lessor, or one hundred ten percent (110%) of the Monthly Base Rent then in effect. Pending determination of the new fair market rental value, if disputed by Lessee, Lessee shall pay the amount set forth in Lessor's Notice, with any overpayment credited against the next installment(s) of Monthly Base Rant coming due, and any underpayment for the period retroactively to the effective date of the adjustment being due and payable immediately upon the determination thereof. Further, in the event of such Breach and rental adjustment, (i) the purchase price of any option to purchase the Premises held by Lessee shall be subject to similar adjustment to the then fair market value as reasonably determined by Lessor (without the Lease being considered an encumbrance or any deduction for depreciation or obsolescence, and considering the Premises at its highest and best use and in good condition) or one hundred ten percent (110%) of the ,price previously in effect, (ii) any index-oriented rental or price adjustment formulas contained in this Lease shall be adjusted to require that the base index be determined with reference to the index applicable to the time of such adjustment, and (iii) any fixed rental adjustments scheduled during the remainder of the Lease term shall be increased in the same ratio as the new rental bears to the Monthly Base Rent in effect immediately prior to the adjustment specified in Lessor's Notice.

     (e) Lessee's remedy for any breach of this Paragraph 12.1 by Lessor shall be limited to compensatory damages and/or injunctive relief.

12.2  TERMS  AND  CONDITIONS  APPLICABLE  TO  ASSIGNMENT  AND  SUBLETTING.

     (a)  Regardless of Lessor's consent, any assignment or subletting shall not
(i) be effective without the express written assumption by such assignee or sublessee of the obligations of Lessee under this Lease, (ii) release Lessee of any obligations hereunder, nor (iii) alter the primary liability of Lessor hereunder or for the performance of any other obligations to be performed by Lessee under this Lease.

     (b) Lessor may accept any rent or performance of Lessee's obligations from any person other than Lessee pending approval or disapproval of an assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of any rent for performance shall constitute a waiver or estopped of Lessor's right to exercise its remedies for the Default or Breach by Lessee of any of the terms, covenants or conditions of this Lease.

     (c) The consent of Lessor to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting by Lessee or to any subsequent or successive assignment or subletting by the assignee or sublessee. However, Lessor may consent to subsequent sublettings and assignments of the sublease or any amendments or modifications thereto without notifying Lessee or anyone else liable under this Lease or the sublease and without obtaining their consent, and such action shall not relieve such persons from liability under this Lease or the sublease.

     (d) In the event of any Default or Breach of Lessee's obligation under this Lease, Lessor may proceed directly against Lessee, am Guarantors or anyone else responsible for the performance of the Lessee's obligations under this Lease, including any subleases, without first exhausting Lessor's remedies against any other person or entity responsible therefor to Lessor, or any security held by Lessor.

     (e) Each request for consent to an assignment or subletting shall be in writing, accompanied by information relevant to Lessor's determination as to the financial and operational responsibility and appropriateness of the proposed assignee or sublessee, including but not limited to the intended use and/or required modification of the Premises if any, together with a non-refundable deposit of $1,000, as reasonable consideration for Lessor's considering and processing the request for consent. Lessee agrees to provide Lessor with such other or additional information and/or documentation as may be reasonably requested by Lessor.

     (f) Any assignee of, or sublessee under, this Lease shall, by reason of accepting such assignment or entering into such sublease, be deemed, for the benefit of Lessor, to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Lessee during the term of said assignment or sublease, other than such obligations as are contrary to or inconsistent with provisions of an assignment or sublease to which Lessor has specifically consented in writing.

     12.3 ADDITIONAL TERMS AND CONDITIONS APPLICABLE TO SUBLETTING. The following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

     (a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all rentals and income arising from any sublease of all or a onion of the Premises heretofore or hereafter made by Lessee, up to, but not in excess of, amounts due from Lessee to Lessor under this Lease, and Lessor may collect such rent and income and apply same toward Lessee's obligations under this Lease; provided, however, that until a Breach (as defined in Paragraph 13.1) shall occur in the performance of Lessee's obligations under this Lease, Lessee may, except as otherwise provided in this Lease, receive, collect and enjoy the rents accruing under such sublease. Lessor shall not, by reason of the foregoing provision or any other assignment of such sublease to Lessor, nor by reason of the collection of the rents from a sublessee, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee under such Sublease. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a Breach exists in the performance of Lessee's obligations under this Lease to pay to Lessor the rents and other charges due and to become due under the sublease, up to, but not in excess of, amounts due from Lessee to Lessor under this Lease. Sublessee shall rely upon any such statement and request from Lessor and shall pay such rents and other charges to Lessor without any obligation or right to inquire as to whether such Breach exists and notwithstanding any notice from or claim from Lessee to the contrary. Lessee shall have no right or claim against such sublessee, or, until the Breach has been cured, against Lessor, for. any such rents and other charges so paid by said sublessee to Lessor.

     (b) In the event of a Breach by Lessee in the performance of its obligations under this Lease, Lessor, at its option and without any obligation to do so may require any sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of the sublessor under such sublease from the time of the exercise of said option to the expiration of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to such sublessor or for any other prior defaults or breaches of such sublessor under such sublease.

     (c) Any matter or thing requiting the consent of the sublessor under a sublease shall also require the consent of Lessor herein.

     (d) No sublessee under a sublease approved by Lessor shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.

     (e) Lessor shall deliver a copy of any notice of Default or Breach by Lessee to the sublessee, who shall have the right to cure the Default of Lessee within the grace period, if any, specified in such notice.

13.  DEFAULT;  BREACH;  REMEDIES.

     13.1 DEFAULT - BREACH. Lessor and Lessee agree that if an attorney is consulted by Lessor in connection with a Lessee Default or Breach (as hereinafter defined), $350.00 is a reasonable minimum sum per such occurrence for legal services and costs in the preparation and service of a notice of Default, and that Lessor may include the cost of such services and costs in said notice as rent due and payable to care said default. A "Default" by Lessee is defined as a failure by Lessee to observe, comply with or perform any of the terms, covenants, conditions or rules applicable to Lessee under this Lease. A "Breach" by Lessee is defined as the occurrence of any one or more of the following Defaults, and, where a grace period for cure after notice is specified herein, the failure by Lessee to care such Default prior to the expiration of the applicable grace period, and shall entitle Lessor to pursue the remedies set forth in Paragraph 13.2:

     (a) The vacating of the Premises without the intention to reoccupy same, or the abandonment of the Premises.

     (b) Except as expressly otherwise provided in this Lease, the failure by Lessee to make any payment of Monthly Base Rent, Monthly Percentage Rent, Lessee's Share of Common Area Operating Expenses, or any other monetary payment required to be made by Lessee hereunder as and when due, the failure by Lessee to provide Lessor with reasonable evidence of insurance or surety bond required under this Lease, or the failure of Lessee to fulfill any obligation under this Lease which endangers or threatens life or property, where such failure continues for a period of three (3) days following written notice thereof by or on behalf of Lessor to Lessee.

     (c) Except as expressly otherwise provided in this Lease, the failure by Lessee to provide Lessor with reasonable written evidence (in duly executed original form if applicable) of (i) compliance with Applicable Requirements per Paragraph 6.3, (ii) the inspection, maintenance and service contracts required under Paragraph 7.1(b), (iii) the rescission of an unauthorized assignment or subletting per Paragraph 12.1, (iv) a Tenancy Statement per Paragraphs 16 or 37,
(v) the subordination or non-subordination of this Lease per Paragraph 30, (vi) the guaranty of the performance of Lessee's obligations under this Lease if required under Paragraphs 1.11 and 37, (vii) the execution of any document requested under Paragraph 42 (easements), or (viii) any other documentation or information which Lessor may reasonably require of Lessee under the terms of this lease, where any such failure continues for a period of ten (10) days following written notice by or on behalf of Lessor to Lessee.

     (d) A Default by Lessee as to the terms, covenants, conditions or provisions of this Lease, or of the rules adopted under Paragraph 40 hereof that are to be observed, complied with or performed by Lessee, other than those described in Subparagraphs 13.1 (a), (b) or (c), above, where such Default continues for a period of thirty (30) days after written notice thereof by or on behalf of Lessor to Lessee; provided, however, that if the nature of Lessee's Default is such that more than thirty (30) days are reasonably required for its cure, then it shall not be deemed to be a Breach of this Lease by Lessee if Lessee commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

     (e) The occurrence of any of the following events: (i) the making by Lessee of any general arrangement or assignment for the benefit of creditors,(i) Lessee's becoming a "debtor" as defined in 11 U.S. Code Section 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within 1 (60) days); (iii) the appointment of a trustee or receiver to take possession of substantially of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty (30) days, or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days; provided, however, in the event that any provision of this Subparagraph 13.1 (e) is contrary to any applicable law, such provision shall be of no force or effect, and shall not affect the validity of the remaining provisions.

     (f) The discovery by Lessor that any financial statement of Lessee or of any Guarantor, given to Lessor by Lessee or any Guarantor, was materially false.

     (g) If the performance of Lessee's obligations under this Lease is guaranteed: (i) the death of a Guarantor, (ii) the termination of a Guarantor's liability with respect to this Lease other than in accordance with the terms of such guaranty, (iii) a Guarantor's becoming insolvent or the subject of a bankruptcy filing, (iv) a Guarantor's refusal to honor the guaranty, or (v) a Guarantor's breach of its guaranty obligation on an anticipatory breach bass, and Lessee's failure, within sixty (60) days following written notice by or on behalf of Lessor to Lessee of any such event, to provide Lessor with written alternative assurances of security, which, when coupled with the then existing resources of Lessee, equals or exceeds the combined financial resources of Lessee and the Guarantors that existed at the time of execution of this Lease.

     13.2 REMEDIES. If Lessee fails to perform any affirmative duty or obligation of Lessee under this Lease, within ten (10) days after written notice to Lessee (or in case of an emergency, without notice), Lessor may at its option (but without obligation to do so), perform such duty or obligation on Lessee's behalf, including but not limited to the obtaining of reasonably required bonds, insurance policies, or governmental licenses, permits or approvals. The costs and expenses of any such performance by Lessor shall be due and payable by Lessee to Lessor upon invoice therefor. If any check given to Lessor by Lessee shall not be honored by the bank upon which it is drawn, Lessor, at its own option, may require all future payments to be made under this Lease by Lessee to be made only by cashier's check. In the event of a Breach of this Lease by Lessee (as defined in Paragraph 13.1), with or without further notice or demand, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such Breach, Lessor may:

     (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee: (i) the worth at the time of the award of the unpaid rent which had been earned at the time of termination;
(ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by the Lessee's failure to per form its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including but not limited to the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and that portion of any leasing commission paid by Lessor in connection with this Lease applicable to the unexpired term of this Lease. The worth at the time of award of the amount referred to in provision (iii) of the immediately preceding sentence shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco or the Federal Reserve Bank District in which the Premises are located at the time of award plus one percent (1%). Efforts by Lessor to mitigate damages caused by Lessee's Default or Breach of this Lease shall not waive Lessor's right to recover damages under this Paragraph 13.2. If termination of this Lease is obtained through the provisional remedy of unlawful detainer Lessor shall have the right to recover in such proceeding the unpaid rent and damages as are recoverable therein, or Lessor may reserve the right to recover all or any part thereof in a separate suit for such rent and/or damages. If a notice and grace period required under Subparagraph 13.1(b), (c) or (d) was not previously given, a notice to pay rent or quit, or to perform or quit, as the case may be, given to Lessee under any statute authorizing the forfeiture of leases for unlawful detainer shall also constitute the applicable notice for grace period purposes required by Subparagraph 13.1(b), (c) or (d). In such case, the applicable grace period under the unlawful detainer statue shall run concurrently after the one such statutory notice, and the failure of Lessee to cure the Default within the greater of the two (2) such grace periods shall constitute both an unlawful detainer and a Breach of this Lease entitling Lessor to the remedies provided for in this Lease and/or by said statute.

     (b) Continue the Lease and Lessee's right to possession in effect (in California under California Civil Code Section 1951.4) after Lessee's Breach and recover the rent as it becomes due, provided Lessee has the right to sublet or assign, subject only to reasonable limitations. Lessor and Lessee agree that the limitations on assignment and subletting in this Lease are reasonable. Acts of maintenance or preservation, efforts to relet the Premises, or the appointment of a receiver to protect the Lessor's interest under this Lease, shall not constitute a termination of the Lessee's right to possession.

     (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises are located.

     (d) The expiration or termination of this Lease and/or the termination of Lessee's right to possession shall not relieve Lessee from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the term hereof or by reason of Lessee's occupancy of the Premises.

     13.3 LATE CHARGES. Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Lessor by the terms of any ground lease, mortgage or deed of trust covering the Premises. Accordingly, if any installment of rent or other sum due from Lessee shall not be received by Lessor or Lessor's designee within ten (10) days after such amount shall be due then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to six percent (6%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's Default or Breach with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of Monthly Base Rent, then notwithstanding Paragraph 4.1 or any other provision of this Lease to the contrary, Monthly Base Rent shall, at Lessors option, become due and payable quarterly in advance.

     13.4 BREACH BY LESSOR. Lessor shall not be deemed in breach of this Lease unless Lessor fails within a reasonable time to perform an obligation required to be performed by Lessor. For purposes of this Paragraph 13.4, a reasonable time shall in no event be less than thirty (30) days after receipt by Lessor, and by any Lenders) whose name and address shall have been furnished to Lessee in writing for such purpose, of written notice specifying wherein such obligation of Lessor has not been performed; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days after such notice are reasonably required for its performance, then Lessor shall not be in breach of this Lease if performance is commenced within such thirty (30) day period and thereafter diligently pursued to completion.

     14. CONDEMNATION. If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If less than ten percent (10%) of the floor area of the Premises is taken by condemnation, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced in the same proportion as the rentable floor area of the Premises taken bears to the total rentable floor area of the Premises. If more than ten percent (10%) of the floor area of the Premises is taken by condemnation, Lessee shall have the right, exercisable at Lessee's option, to terminate the Lease. If Lessee does not elect to terminate the Lease, the Monthly Base Rent shall be reduced in the same proportion as the rentable area of the Premises taken bears to the total rentable area of the Premises prior to the taking . No reduction of Base Rent shall occur if the condemnation does not apply to any portion of the Premises, and does not reduce Lessee's parking or unreasonably adversely impact access to the Premises. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution of value of the leasehold or for the taking of the fee, or as severance damages, provided, however, that Lessee shall be entitled to any compensation, separately awarded to Lessee for Lessee's relocation expenses. Lessor shall to the extent of its net severance damages received over and above Lessee's Share of the legal and other expenses incurred by Lessor m the condemnation matter, repair any damage to the Premises caused by such condemnation authority. Lessee shall be responsible for the payment of any amount in excess of such net severance damages required to complete such repair.

     15. BUSINESS LICENSES. Lessee shall be responsible, at its sole cost and expense, for obtaining and continuing in valid and active status any and all licenses and permits required from any applicable governmental authority for the operation of a first class restaurant and catering business within the Premises. Lessor agrees to cooperate with and assist Lessee to such extent as is reasonably necessary in the application process for obtaining such licenses and permits, but shall not be required to expend any sums whatsoever in connection therewith.

16. TENANCY STATEMENTS, FINANCIAL STATEMENTS, ESTOPPEL CERTIFICATES, AND CORPORATE DOCUMENTS.

     16.1 TENANCY STATEMENT. Each Party (as "Responding Party") shall within ten (10) business days after written notice from the other Party (the "Requesting Party") execute, acknowledge and deliver, to the Requesting Party a statement in writing in a form similar to the then most current "Tenancy Statement" form published by the American Industrial Real Estate Association, plus such additional information, confirmation and/or statements as may be reasonably requested by the Requesting Party.

     16.2 FINANCIAL STATEMENT. Lessee shall provide to Lessor copies of Lessee's current financial statements no later than March 15, 1996. Lessor expressly reserves the right to terminate this Lease without any further obligation if the financial statements of Lessee are deemed unacceptable by Lessor. In addition, if Lessor desires to finance, refinance, or sell the Premises or the Building, or any part thereof; Lessee and all Guarantors shall deliver to any potential lender or purchaser designated by Lessor such financial statements of Lessee and such Guarantors as may be reasonably required by such lender or purchaser, including but not limited to Lessee's financial statements for the past three (3) years. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

     16.3 ESTOPPEL CERTIFICATES. Lessee within ten (10) business days after notice from the Lessor, shall execute and deliver to Lessor a certificate stating that this Lease is unmodified and in fill force and effect, or in full force and effect as modified, and stating the modification. The certificate shall also state the amount of minimum monthly rent, the dates to which rent has been paid in advance, and the amount of any security deposit or prepaid rent, if any, as well as acknowledging that there are not, to that party's knowledge, any uncured defaults on the part of the other party, or specifying such defaults, it any, which are claimed. Failure to deliver such a certificate within the ten (10 business day period shall be conclusive upon Lessee that this Lease is in full force and effect, that there are no uncured defaults hereunder, and that the Lease has not been modified except as may be represented by Lessor.

     16.4 CORPORATE DOCUMENTS. Lessee, if a corporation, covenants and agrees, promptly upon the execution of this Lease, to provide to Lessor: (a) a copy of its authority from the Secretary of State of California authorizing Lessee to do business in California; and (b) the location of its registered office and registered agent in California.

     17. LESSOR'S LIABILITY. The term "Lessor" as used herein shall mean the owner or owners at the time in question of the fee title to the Premises. In the event of a transfer of Lessor's title or interest m the Premises or in this Lease, Lessor shall deliver to the transferee or assignee (in cash or by credit) any unused Security Deposit held by Lessor at the time of such transfer or assignment. Upon such transfer or assignment and delivery of the Security Deposit, as aforesaid, the prior Lessor shall be relieved of all liability with respect to the obligations and/or covenants under this Lease thereafter to be performed by the Lessor. Subject to the foregoing, the obligations and/or covenants in this Lease to be performed by the Lessor shall be binding only upon the Lessor as hereinabove defined

     18. SEVERABILITY. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

     19. INTEREST ON PAST DUE OBLIGATIONS. Any monetary payment due Lessor hereunder, other than late charges, not received by Lessor within ten (10) days following the date on which it was due, shall bear interest from the date due at the prime rate charged by the largest state chartered bank in the state in which the Premises are located plus four (4%) per annum, but not exceeding the maximum rate allowed by law, in addition to the potential late charge provided for in Paragraph 13.3.

     20. TIME OF ESSENCE. Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease.

     21. RENT DEFINED. All monetary obligations of Lessee to Lessor under the terms of this Lease are deemed to be rent.

     22. NO PRIOR OR OTHER AGREEMENTS. This Lease contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective. Lessor and Lessee each represent and warrant to each other that it has made, and is relying solely upon, its own investigation as to the nature, quality, character and financial responsibility of the other Party to this Lease and as to the nature, quality and character of the Premises.

23.  NOTICES.

     23.1 NOTICE REQUIREMENTS. All notices required or permitted by this Lease shall be in writing and may be delivered in person (by hand or by messenger or courier service) or may be sent by regular, certified or registered mail or US. Postal Service Express Mail, with postage prepaid, or by facsimile transmission during normal business hours, and shall be deemed sufficiently given if served in a manner specified in this Paragraph 23. The addresses noted adjacent to a Party's signature on this Lease shall be that Party's address for delivery or mailing of notice purposes. Either Party may by written notice to the other specify a different address for notice purposes, except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for the purpose of mailing or delivering notices to Lessee. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by written notice to Lessee.

     23.2 DATE OF NOTICE. Any notice sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card, or if no delivery date is shown, the postmark thereon. If sent by regular mail, the notice shall be deemed given forty-eight (48) hours after the same is addressed as required herein and mailed with postage prepaid. Notices delivered by United States Express Mail or overnight courier that guarantees next day delivery shall be deemed given twenty-four (24) hours after delivery of the same to the United States Postal Service or courier. If any notice is transmitted by facsimile transmission or similar means, the same shall be deemed served of delivered upon telephone or facsimile confirmation of receipt of the transmission thereof, provided a copy is also delivered via delivery or mail. If notice is received on a Saturday or a Sunday or a legal holiday, it shall be deemed received on the next business day.

     24. WAIVERS. No waiver by Lessor of the Default or Breach of any term, covenant or condition hereof by Lessee, shall be deemed a waiver of any other term, covenant or condition hereof, or of any .subsequent Default or Breach by Lessee of the same or any other term, covenant or condition hereof. Lessor's consent to, or approval of, any such act shall not be deemed to render unnecessary the obtaining of Lessor's consent to, or approval of, any subsequent or similar act by Lessee, or be construed as the basis of an estopped to enforce the provision or provisions of this Lease requiring such consent. Regardless of Lessor's knowledge of a Default or Breach at the time of accepting rent, the acceptance of rent by Lessor shall not be a waiver of any Default or Breach by Lessee of any provision hereof. Any payment given Lessor by Lessee may be accepted by Lessor on account of moneys or damages due Lessor, notwithstanding any qualifying statements or conditions made by Lessee in connection therewith, which such statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to in writing by Lessor at or before the time of deposit of such payment.

     25. RECORDING. Either Lessor or Lessee shall, upon recent of the other, execute, acknowledge and deliver to the other a short form memorandum of this Lease for recording purposes. The

Party requesting recordation shall be responsible for payment of any fees or taxes applicable thereto.

     26. NO RIGHT TO HOLDOVER. Lessee has no right to retain possession of the Premises or any part thereof beyond the expiration or earlier termination of this Lease. In the event that Lessee holds over in violation of this Paragraph 26 then the Monthly Base Rent payable from and after the time of the expiration or earlier termination of this Lease shall be increased to one hundred fifty percent (150%) of the Monthly Base Rent applicable during the month immediately preceding such expiration or earlier termination. Nothing contained herein shall be construed as a consent by Lessor to any holding over by Lessee.

     27. CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity. All rights and remedies of Lessor herein shall be cumulative, and none shall exclude any other right or remedy allowed by law or in equity.

     28. COVENANTS AND CONDITIONS. All provisions of this Lease to be observed or performed by Lessee are both covenants and conditions.

     29. BINDING EFFECT - CHOICE OF LAW. This Lease shall be binding upon the Parties, their personal representatives, successors and assigns and be governed by and construed in accordance with the laws of the State of California. Any litigation between the Parties hereto concerning this Lease shall be initiated in the county in which the Premises are located.

30.  SUBORDINATION;  ATTORNMENT;  NON-DISTURBANCE.

     30.1 SUBORDINATION. This Lease and any Option granted hereby shall be subject and subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or security device (collectively, "Security Device"), hereafter placed by Lessor upon the real property of which the Premises are a part, to any and all advances made on the security thereof, and to all renewals, modifications, consolidations, replacements and extensions thereof. Lessee agrees that the Lenders holding any such Security Device shall have no duty, liability or obligation to perform any of the obligations of Lessor under this Lease, but that in the event of Lessor's default with respect to any such obligation, Lessee will give any Lender whose name and address have been furnished Lessee in writing for such purpose notice of Lessor's default pursuant to Paragraph 13.4. If any Lender shall elect to have this Lease and/or any Option granted hereby superior to the lien of its Security Device and shall give written notice thereof to Lessee, this Lease and such Options shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof. Lessor hereby represents and warrants to Lessee that the Project is not presently subject to or encumbered by any ground lease, mortgage, deed of trust or other hypothecation or security device, and further hereby agrees to indemnify Lessee against any loss or damage Lessee may incur as a result of any breach of such representation and warranty.

     30.2 ATTORNMENT. Subject to the non-disturbance provisions of Paragraph 30.3, Lessee agrees to attorn to a Lender or any other party who acquires ownership of the Premises by reason of a foreclosure of a Security Device (including but not limited to the exercise of a power of sale under any instrument) , and that in the event of such foreclosure, such new owner shall not: (i) be liable for any act or omission of any prior lessor or with respect to events, occurring prior to acquisition of ownership, (ii) be subject to any offsets or defenses which Lessee might have against any prior lessor, or (iii) be bound by prepayment of more than one month's rent. Furthermore, if Lessor's interest in the Premises is transferred (except in a sale-leaseback financing transaction), or if any lease in a sale-leaseback transaction wherein Lessor is the lessee is terminated, Lessee shall attorn to and recognize such purchaser, assignee, mortgagee or trustee as Lessor under this Lease. If Lessor transfers its interest in the Premises, Lessor's Building or Lessor's Site (except a sale-leaseback financing transaction), Lessor thereupon and without further act by either party shall be released from all liability and obligations derived under this Lease arising out of any act, occurrence or omission relating to the Premises or its Lease occurring after the consummation of such transfer. Lessee shall have no right to terminate this Lease, abate rent or deduct from or set-off or counterclaim against Rent because of any such transfer (including any sale-leaseback) by Lessor, its successors or assigns.

     30.3 NON-DISTURBANCE. With respect to Security Devices entered into by Lessor after the execution of this lease, Lessee's subordination of this Lease shall be subject to receiving assurance (a "non-disturbance agreement") from the Lender that Lessee's possession and this Lease, including any options to extend the term hereof, will not be disturbed so long as Lessee is not in Breach hereof and attorns to the record owner of the Premises.

     30.4 SELF-EXECUTING. The agreements contained in this Paragraph 30 shall be effective without the execution of any further documents; provided, however that upon written request from Lessor or a Lender in connection with a sale, financing or refinancing of Premises, Lessee and Lessor shall execute such further writings as may be reasonably required to separately document any such subordination or non subordination, attornment and/or non-disturbance agreement as is provided for herein.

     31. ATTORNEYS' FEES. If any Party brings an action or proceeding to enforce the terms hereof or declare rights hereunder, the Prevailing Party (as hereafter defined) in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorneys' fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term "Prevailing Party" shall include, without limitation, a Party who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party of its claim or defense. The attorneys' fee award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably insured. Lessor shall be entitled to attorneys' fees, costs and expenses insured m preparation and service of notices of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default or resulting Breach.

     32. LESSOR'S ACCESS - SHOWING PREMISES; REPAIRS. Lessor and Lessor's agents shall have the right to ester the Premises at any time, in the case of an emergency, and otherwise at reasonable times upon prior written notice to Lessee for the purpose of showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises or to the Building, as Lessor may reasonably deem necessary. Lessor may at any time place on or about the Premises or Building any ordinary "For Sale" signs and Lessor may at any time during the last one hundred eighty (180) days of the term hereof place on or about Premises any ordinary "For Lease" signs. All such activities of Lessor shall be without abatement of rent or liability to Lessee. Anything in the foregoing to the contrary notwithstanding, except in the case of a bona fide emergency, Lessor shall have no right to enter the Premises for any purpose whatsoever during the hours of 11:00 a.m. to 3:00 p.m. and the hours of 6:00 p.m. to 11:00 p.m.

     33. AUCTIONS. Lessee shall not conduct nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent.

     34. SIGNS. Lessee shall not place any sign upon the exterior of the Premises or the Building, except that Lessee may, with Lessor's prior written consent, install on the exterior of the Building (but not on the roof) signage indicating the name of Lessee's business so long as such signs are in a location designated by Lessor, approved by Lessor, and comply with Applicable Requirements and the signage criteria established for the Project by Lessor. Lessor's consent to the installation of any such sign shall not be unreasonably withheld or delayed. The installation of any sign on the Premises by or for Lessee shall be subject to the provisions of Paragraph 7 (Maintenance, Repairs, Utility Installations, Trade Fixtures and Alterations), and Lessee shall be solely responsible for the maintenance and upkeep of said signage. Unless otherwise expressly agreed herein, Lessor reserves all rights to the use of the roof of the Building, and the right to install advertising signs on the Building, including the root which do not unreasonably interfere with the conduct of Lessee's business. Lessor shall be entitled to all revenues from such advertising signs.

     35. TERMINATION; MERGER. Unless specifically stated otherwise in writing by Lessor, the voluntary or other surrender of this Lease by Lessee, the mutual termination or cancellation hereof, or a termination hereof by Lessor for Breach by Lessee, shall automatically terminate any sublease or lesser estate in the Premises provided, however, Lessor shall, in the event of any such surrender, termination or cancellation, have the option to continue any one or all of any existing subtenancies. Lessor's failure within ten (10) days following any such event to make a written election to the contrary by written notice to the holder of any such lesser interest, shall constitute Lessor's election to have such event constitute the termination of such interest.

36.  CONSENTS.

     (a) Except for Paragraph 33 hereof (Auctions) or as otherwise provided herein, wherever in this Lease the consent of a Party is required to an act by or for the other Party, such consent shall not be unreasonably withheld or delayed. Lessor's actual reasonable costs and expenses ('including but not limited to architects', attorneys', engineers' and other consultants' fees) insured in the consideration of, or response to, a request by Lessee for any Lessor consent pertaining to this Lease or the Premises, ding but not limited to consents to an assignment or subletting or the presence or use of a Hazardous Substance shall be paid by Lessee to Lessor upon receipt of an invoice and supporting documentation therefor. In addition to the deposit described in Paragraph 12.2(e), Lessor may, as a condition to considering any such request by Lessee, require that Lessee deposit with Lessor an amount of money (in addition to the Security Deposit held under Paragraph 5) reasonably calculated by Lessor to represent the cost Lessor will incur in considering and responding to Lessee's request. Any unused portion of said deposit shall be refunded to Lessee without interest. Lessor's consent to any act, assignment of this Lease or subletting of the Premises by Lessee shall not constitute an acknowledgment that no Default or Breach by Lessee of this Lease exists, nor shall such consent be deemed a waiver of any then existing Default or Breach, except as may be otherwise specifically stated in writing by Lessor at the time of such consent.

     (b) All conditions to Lesson's consent authorized by this Lease are acknowledged by Lessee as being reasonable. The failure to specify herein any particular condition to Lessor's consent shall not preclude the impositions by Lessor at the time of consent of such further or other conditions as are then reasonable with reference to the particular matter for which consent is being given.

37.  GUARANTOR.

     37.2 ADDITIONAL OBLIGATIONS OF GUARANTOR. It shall constitute a Default of the Lessee under this Lease if any such Guarantor fails or refuses, upon reasonable request by Lessor to give: (a) evidence of the due execution of the guaranty called for by this Lease, including the authority of the Guarantor (and of the party signing on Guarantor's behalf) to obligate such Guarantor on said guaranty, and resolution of its board of directors authorizing the making of such guaranty together with a certificate of incumbency showing the signatures of the persons authorized to sign on its behalf, (b) current financial statements of Guarantor as may from time to time be requested by Lessor, 8 a Tenancy Statement, or (d) written confirmation that the guaranty is still in effect.

     38. QUIET POSSESSION. Upon payment by Lessee of the rent for the Premises and the performance of all of the covenants, conditions and provisions on Lessee's part to be observed and performed under this Lease, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease.

39.  OPTIONS.

     39.1 DEFINITION. As used in this Lease, the word "Option" has the following meaning: (a) the right to extend the term of this Lease or to renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor, (b) the right of first refusal to lease the Premises or the right of first offer to lease the Premises or the right of first refusal to lease other property of Lessor or the right of first offer to lease other property of Lessor, 8 the right to purchase the Premises, or the right of first refusal to purchase the Premises, or the right of first offer to purchase the Premises, or the right to purchase other property of Lessor, or the right of first refusal to purchase other property of Lessor, or the right of first offer to purchase other property of Lessor.

     39.2 ASSIGNMENT OF OPTIONS. The Options herein granted to Lessee are assignable only as a part of an assignment of this Lease, and no Option may be separated from this Lease in any manner, by reservation or otherwise.

     39.3 MULTIPLE OPTIONS. In the event that Lessee has any multiple Options to extend or renew this Lease, a later option cannot be exercised unless the prior Options to extend or renew this Lease have been validly exercised.

     39.4  EFFECT  OF  DEFAULT  ON  OPTIONS.

     (a) Lessee shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary: (i) during the period commencing with the giving of any notice of Default under Paragraph 13.1 and continuing until the noticed Default is cured, or (ii) during the period of time any monetary obligation due Lessor from Lessee is unpaid (without regard to whether notice thereof is given Lessee), or (iii) during the time Lessee is in Breach of this Lease, or (iv) in the event that Lessor has given to Lessee three (3) or more notices of separate Defaults under Paragraph 13.1 during the twelve (12) month period immediately preceding the exercise of the Option, whether or not the Defaults are cured.

     (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of Paragraph 39.4(a)

     (c) All rights of Lessee under the provisions of an Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and during the term of this Lease, (i) Lessee fails to pay to Lessor a monetary obligation of Lessee for a period of thirty (30) days after such obligation becomes due (without any necessity of Lessor to give notice thereof to Lessee), or (ii) Lessor gives to Lessee three (3) or more notices of separate Defaults under Paragraph 13.1 during any twelve (12) month period, whether or not the Defaults are cured, or
(iii)  if  Lessee  commits  a  Breach  of  this  Lease.

     40. RULES AND REGULATIONS. Lessee agrees that it will abide by, and keep and observe all reasonable rules and regulations ("Rules and Regulations") which Lessor may make from time to time for the management, safety, care, and cleanliness of the grounds, the parking and unloading of vehicles and the preservation of good order, as well as for the convenience of other occupants or tenants of the Building and the Project and their invitees.

     41. SECURITY MEASURES. Lessee hereby acknowledges that the rental payable to Lessor hereunder does not include the cost of guard service or other seer measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of the Premises, Lessee, its agents and invitees and their property from the acts of third parties.

     42. RESERVATIONS. Lessor reserves the right, from time to time, to grant, without the consent or joinder of Lessee, such easements, rights of way, utility raceways, amt dedications that Lessor deems necessary, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights of way, utility raceways: dedications, maps and restrictions do not unreasonably interfere with parking as explicitly stated in this Lease, or the use of the Premises by Lessee. Lessee agrees to sign any documents reasonably requested by Lessor to effectuate any such easement rights, dedication, map or restrictions.

     43. PERFORMANCE UNDER PROTEST. If at any time a dispute shall arise as to any amount or sum of money to be paid by one Party to the other under the provisions hereof, the Party against whom the obligation to par the money is asserted shall have the right to make payment "under protest"and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said Party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said Party to pay such sum or any part thereof, said Party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

     44. AUTHORITY. If either Party hereto is a corporation, trust, or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on its behalf. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after request by Lessor, deliver to Lessor evidence satisfactory to Lessor of such authority.

     45. CONFLICT. Any conflict between the printed provisions of this Lease ail the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

     46. OFFER. Preparation of this Lease by either Lessor or Lessee or Lessor's agent or Lessee's agent and submission of same to Lessee or Lessor shall not be deemed an offer to lease. This Lease is not intended to be binding until executed and delivered by all Parties hereto.

     47. AMENDMENTS. This Lease may be modified only in writing, signed by the parties in interest at the time of the modification. The Parties shall amend this Lease from time to time to reflect any adjustments that are made to the Base Rent or other rent payable under this Lease. As long as they do not materially change Lessee's obligations hereunder, Lessee agrees to make such reasonable non-monetary modifications to this Lease as may be reasonably required by an institutional insurance company or pension plan Lender in connection with the obtaining of normal financing or refinancing of the property of which the Premises are a part.

     48. MULTIPLE PARTIES. Except as otherwise expressly provided herein, if more than one person or entity is named herein as either Lessor or Lessee, the obligations of such multiple parties shall be the joint and several responsibility of all persons or entities named herein as such Lessor or Lessee.

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN, AND BY THE EXECUTION OF THIS LEASE SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

IF THIS LEASE HAS BEEN FILLED IN IT HAS BEEN PREPARED FOR YOUR ATTORNEY'S REVIEW AND APPROVAL. FURTHER, EXPERTS SHOULD BE CONSULTED TO EVALUATE THE CONDITION OF THE PROPERTY FOR THE POSSIBLE PRESENCE OF ASBESTOS, UNDERGROUND STORAGE TANKS OR HAZARDOUS SUBSTANCES. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE LESSOR OR ITS CONTRACTORS, AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION TO WHICH IT RELATES; THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE.

     The parties hereto have executed this Lease at the place and on the dates specified above their respective signatures.

Executed  at:  Los  Angeles                    Executed  at  :  Los  Angeles  CA

on:    02/29/96                         on:       02/29/96


BY  LESSOR:                              BY  LESSEE:
EDDIA  TRUST  ("Lessor")                    ASIA  PACIFIC CORPORATION ("Lessee")

By:  ______________________               By:________________________
            Unknown  Signature                            Signature  of  Grady
Sanders

Name:  Eddie  Mirharooni               Name:  Grady  Sanders

Title:   Trustee                         Title:    President

Address:  236  N.  Canon                    Address:  8193  Beverly  Blvd.  #
(illegible)
              B.H.  90210                            Los  Angeles,  CA  90048

Telephone:  (213)  413-3333                    Telephone:  (310)  858-6902

Facsimile:  (213)  413-0828                    Facsimile:   (310)  858-8803

     Executed  at:  Los  Angeles  CA

on:         02/29/96

     BY  LESSEE:
GRADY  A.  SANDERS  ("Lessee")
_________________________
   Signature  (illegible)

     Address:  8193  Beverly  Blvd.  #329
  Los  Angeles,  CA  90048

     Telephone:  (310)  858-6900

     Facsimile:  (310)  858-  (illegible)

     ADDENDUM  TO  THE  LEASE  DATED  FEBRUARY  29,1996

     IN  ORDER  TO  SECURE  FUNDS  FOR  IMPROVEMENT  TO THE PREMISES PURSUANT TO
SECTION
7.3 (D) OF THE LEASE, PRIOR TO COMMENCEMENT OF ANY CONSTRUCTION AND AFTER ALL NECESSARY
     GOVERNMENTAL APPROVALS HAVE BEEN OBTAINED AND CONSTRUCTION BIDS FOR PROJECT HAVE
BEEN ACCEPTED, LESSEE SHALL OBTAIN FOR THE BENEFIT OF SECURING PAYMENT TO THE CONTRACTORS A LETTER OF CREDIT FROM A MAJOR BANK OR OTHER ACCREDITED FINANCIAL INSTITUTION, OR DEPOSIT CASH THEREIN, IN A AMOUNT SUFFICIENT TO COVER THE CONSTRUCTION
COSTS OF ANY CONSTRUCTION DONE TO THE PREMISES TO WHICH ANY CONTRACTOR'S OR MECHANIC'S LIENS COULD ATTACH.

Executed  at:   Los  Angeles                    Executed  at:  Los  Angeles  CA
   on:     4/19/96                            on:   4/19/96     LESSEE  BY
LESSOR:                  BY  LESSEE:
   EDDIA  TRUST  ("Lessor")                       ASIA  PACIFIC  CORPORATION
("Lessee")

   By:  ______________________                  By:________________________
                              Unknown  Signature
Signature  of  Grady  Sanders

   Name:  Eddie  (Last  name  illegible)                  Name:  Grady  Sanders

    Title:   Trustee                            Title:    President

                 Address:  236  N. Canon Dr.                       Address: 8193
Beverly  Blvd.
                                 B.H.  90210                                #329
Los  Angeles,  CA  90048

                  Telephone:  (310)  246-0887                       Telephone:
(310)  858-6900

                  Facsimile:  (213)  413-0828                        Facsimile:
(310)  858-8803

                       Executed  at:  Los  Angeles  CA

                  on:         4/19/96

          BY  LESSEE:
     GRADY  A.  SANDERS  ("Lessee")
     _________________________
          Signature  (illegible)

          Address:  8193  Beverly  Blvd.  #329
                          Los  Angeles,  CA  90048

                       Telephone:  (310)  858-6900

                        Facsimile:  (310)  858-  (illegible)

     OPTIONS  TO  EXTEND
   (Addendum  to  Lease)


OPTIONS TO EXTEND entered into by and between EDDIA TRUST ("Lessor") and ASIA PACIFICCORPORATION and GRADY A SANDERS (collectively "Lessee"), all of whom shall be sometimes collectively referred to as the "Parties", or individually as a "Party", with relation to that certain portion of the Building, commonly known by the street address of 246 NORTH CANON DRIVE, located in the City of Beverly Hills, County of Los Angeles, State of California, with zip code of 90210 ("Building") described as the former Bistro Restaurant with an approximate size of 12,000 square feet ("Premises").

A. OPTIONS TO EXTEND. Lessor hereby grants to Lessee the options to extend the term of this Lease for two additional sixty (60) month periods commencing when the prior term expires, upon each and all of the following terms and conditions:

     (i) Lessee gives to Lessor, and Lessor actually receives on 'a date which is prior to the date that the option period would commence (if exercised) by at least six (6) and not more than nine (9) months, a written notice of the exercise of the option(s) to extend this Lease for said additional term(s), time being of essence. If said notification of the exercise of said option(s) is not so given and received, the option(s) shall automatically expire; said option(s) may only be exercised consecutively;

     (ii) The provisions of paragraph 39, including the provision relating to default of Lessee set forth in paragraph 39.4 of this Lease are conditions of these options;

     (iii) All of the terms and conditions of this Lease except where specifically modified by these options shall apply during any option period;

     (iv) The Monthly Base Rent for each month of the option period shall be calculated as follows, using the method indicated below:

     I.  MARKET  RENTAL  VALUE  ADJUSTMENTS  (MRV).

(a) On March 1, 2006 and March 1, 2011 ("MRV Adjustment Dates"), the Monthly Base Rent payable under paragraph 1.4 of the attached Lease shall be  adjusted  to
ninety percent (90%) of the Market Rental Value of the Premises ("MRV"). The MRV shall be established by the following method:

     (1) Four months prior to each MRV Adjustment Date, Lessor and Lessee shall meet to establish an agreed upon new MRV for the Premises for the upcoming  MRV  Adjustment  Date.  If  agreement  cannot  be  reached,  then:

     (i) Lessor and Lessee shall immediately appoint a mutually acceptable appraiser or broker to establish the new MRV for the Premises within the next 30 days, with any associated costs to be split equally between Lessor and Lessee; or
     (ii) Both Lessor and Lessee shall each immediately select and pay the appraiser or broker of their choice to establish a MRV for the
Premises
 within the next 30 days. If, for any reason, either one of said appraisals is not completed within the next 30 days, then the appraisal that is completed within said 30 day period shall automatically become the new MRV for the Premises. If both appraisals are completed within said 30 day period and the two appraisers cannot agree on a reasonable average MRV, then said appraisers shall immediately select a third mutually acceptable appraiser/broker to establish a third MRV within the next 30 days. The average of the two appraisals closest in value shall then become the new MRV for the Premises. The costs of the third appraisal shall be split equally between Lessor and Lessee.

     (b) Upon the establishment of the new MRV by the method above, the new Monthly Base Rent for purposes of paragraph 1.4 of the attached Lease shall be ninety percent (90%) of said new MRV.

II.  CONSUMER  PRICE  INDEX  ADJUSTMENTS.

     (a) Commencing with the second year of each option period through the fifth year of each option period, the Monthly Base Rent established by the methods above shall be increased annually by a percentage equal to the annual percentage increase for the prior calendar year in the Consumer Price Index of the Bureau of Labor Statistics of the US.
Department of Labor for the Los Angeles Metropolitan Area ("CPI"). In the event the compilation and/or publication of the CPI shall be transferred to any other governmental department or bureau or agency or shall be discontinued, then the Index most nearly the same as the CPI shall be used to make such calculation. In the event that Lessor and
Lessee cannot agree on such alternative Index, then the matter shall be submitted for decision to the American Arbitration Association in accordance with the then current rules of said Association, and the decision of the arbitrator(s) shall be binding upon the Parties.
The  cost  of  said  arbitration  shall  be  paid  equally by Lessor and Lessee.

B. NOTICES. All notices to be given by the Parties with relation to these Options shall be given in the manner prescribed in paragraph 23 of the attached Lease.

     The parties hereto have executed these Options at the place and on the dates specified above their respective signatures.

Executed  at:  Los  Angeles                    Executed  at  :  Los  Angeles  CA

on:    02/29/96                         on:       02/29/96


BY  LESSOR:                              BY  LESSEE:
EDDIA  TRUST  ("Lessor")                    ASIA  PACIFIC CORPORATION ("Lessee")

By:  ______________________               By:________________________
            Unknown  Signature                            Signature  of  Grady
Sanders

Name:  Eddie  Mirharooni               Name:  Grady  Sanders

Title:   Trustee                            Title:    President

Address:  236  N.  Canon                    Address:  8193  Beverly  Blvd. # 329
              B.H.  90210                            Los  Angeles,  CA  90048

Telephone:  (213)  413-3333                 Telephone:  (310)  858-6902

Facsimile:  (213)  413-0828                 Facsimile:   (310)  858-8803

     Executed  at:  Los  Angeles  CA

     on:         02/29/96

     BY  LESSEE:
GRADY  A.  SANDERS  ("Lessee")
_________________________
   Signature  (illegible)

     Address:  8193  Beverly  Blvd.  #329
  Los  Angeles,  CA  90048

     Telephone:  (310)  858-6900

     Facsimile:  (310)  858-  8803

     AGREEMENT

     FOR GOOD AND VALUABLE CONSIDERATION AND INDUCEMENT FOR EDDIA TRUST TO ENTER INTO LEASE DATED FEBRUARY 26, 1996, (HEREINAFTER REFERRED TO AS "LEASE" WITH ASIA PACIFIC
CORPORATION AND GRADY A. SANDERS, AS PERTAINING TO PROPERTY WITHIN 246 NORTH CANON DRIVE,
NORTH ATLANTIC INVESTMENTS, LTD., AND GRADY A. SANDERS, AS AN INDIVIDUAL, HEREBY PROMISE TO PAY
EDDIA TRUST THE SUM OF $200,000.00, WITHOUT INTEREST, ON SEPTEMBER 1, 1996. IN FURTHERANCE OF
THE SATISFACTION OF SAID OBLIGATION, NORTH ATLANTIC INVESTMENTS, LTD., UNDER PROPER AUTHORITY,
PLEDGES AS SECURITY TO EDDIA TRUST 500,000 SHARES OF ADVANCES GAMING TECHNOLOGY, INC. STOCK,
REPRESENTED BY SHARE CERTIFICATES #1499, #1500, #1501, #1502, AND #1503, WITH THE UNDERSTANDING
THAT EDDIA TRUST WILL NOT SELL SAID 500,000 SHARES UNLESS THE ABOVE-STATED $200,000.00 OBLIGATION
IS NOT TENDERED BY NORTH ATLANTIC INVESTMENTS, LTD. AND/OR GRADY A. SANDERS ON OR BEFORE
SEPTEMBER 1, 1996. SUBSEQUENT TO SEPTEMBER 1, 1996, EDDIA TRUST, AT ITS SOLE AND EXCLUSIVE
OPTION MAY EITHER KEEP 200,000 SHARES OF ADVANCED GAMING TECHNOLOGY , INC. STOCK AND RETURN TO
NORTH ATLANTIC INVESTMENTS, LTD. THE REMAINING 300,000 SHARES, AS FULL PAYMENT OF THE ABOVE-STATED
$200,000.00 OBLIGATION, OR MAY SELL AS MANY AS SAID SHARES, AT THE RATE OF NOT MORE THAN
$25,000.00 WORTH OF SAID SHARES PER WEEK, AS MAY BE NECESSARY TO SATISFY THE OBLIGATIONS OF NORTH
ATLANTIC  INVESTMENTS,  LTD.  AND/OR  GRADY  A.  SANDERS  AS  STATED  HEREIN.

IN RETURN, UPON RECEIPT OF THE ABOVE-STATED $200,000.00, EDDIA TRUST WILL ENTER INTO LEASE
AND ADDITIONALLY APPLY THE $200,000.00 PROCEEDS TO THE SATISFACTION OF RENTAL LIABILITY OF ASIA
PACIFIC CORPORATION AND GRADY A. SANDERS TO EDDIA TRUST, BEGINNING ON THE 61ST MONTH OF THE
LEASE  AND  CONTINUING  UNTIL  THE  $200,000  IS  DEPLETED.

     THIS AGREEMENT SHALL BE BINDING ON ALL PARTIES HERETO, THEIR HEIRS, SUCCESSORS AND ASSIGNS.
THIS AGREEMENT CAN ONLY BE MODIFIED OR AMENDED BY A WRITING EXECUTED BY ALL OF THE PARTIES
HERETO. IN THE EVENT THAT IT SHOULD BECOME NECESSARY FOR ANY PARTY HERETO TO INITIATE ANY LEGAL
ACTION TO ENFORCE ANY OF THE PROVISIONS OF THIS AGREEMENT, THE PREVAILING PARTY SHALL BE ENTITLED TO REASONABLE ATTORNEY'S FEES. THIS AGREEMENT WAS NEGOTIATED BY THE PARTIES HERETO AT ARM'S LENGTH,
WITH EACH PARTY RECEIVING THE ADVICE OF INDEPENDENT LEGAL COUNSEL. IT IS THE INTENT OF THE PARTIES
HEREIN THAT NO PART OF THIS AGREEMENT BE CONSTRUED AGAINST ANY OF THE PARTIES HERETO BECAUSE OF THE IDENTITY OF THE DRAFTER.

Executed  at:  Los  Angeles                    Executed  at  :  Los  Angeles  CA

on:    02/29/96                         on:       03  April  1996


BY:  EDDIA  TRUST                         FOR  AND  ON  BEHALF  OF:
     NORTH  ATLANTIC  INVESTMENTS,  LTD.

By:  ______________________               By:_____________________ - Director

Name  Printed:  Eddie  Mirharooni          Name  Printed:  Timothy
C.A.-Solomon

Title:   Trustee                         Title:    Trust  Officer

Address:  236  N.  Canon                    Address:  P.O.  Box  1790
              B.H.  90210                            G/T,  C+CM,  BW.I.

     Executed  at:  Los  Angeles  CA

on:         02/29/96

     BY  GRADY  A.  SANDERS
_________________________
   Signature  (illegible)

     Address:  8193  Beverly  Blvd.  #329
  Los  Angeles,  CA  90048

{Advertising}

     REPRESENTING
The  Bistro  Restaurant
242  N.  Canon  Drive,  Beverly  Hills
Approx.  12,000  square  feet  in  the  Golden  Triangle




     {PICTURE  OF  THE  EXTERIOR  OF  THE  PROPERTY}


Rent:          $2.00  per  square  foot  Triple  Net
Term:          5  years  minimum
Parking:     19  spaces  on-site,  90  spaces  off-site


   COMMENTS:     -Famous  "Bistro"  Restaurant
     -Two fully-equipped kitchens and bars upstairs and downstairs -Dancing and Live Entertainment Potential- Call listing agents for details



For  Further  Information,  Please  Contact:
Phil  Seymour  or  Lee  Maen          (310)  271-4040

ELITE  PROPERTIES  REALTY
Commercial/Investment  Services
148  South  Beverly  Hills  Drive,  Suite  200, Beverly Hills, California, 90212
Tel  (310)  271-4040  Fax  (310)  271-1463

{FLOOR  PLAN}



     SECOND  FLOOR





             {DRAFT  OF  FLOOR  PLAN}










           CANON  DRIVE

     Scale  1  7/16"  =  19'9"

ELITE  PROPERTIES
REALTY____________________________________________________________
Commercial  /Investment  Services


The  Bistro  Restaurant
See  Attached  Floor  Plan
All  square  footages  are  approximate

First  Floor

     A          =     67             sq.  ft.
     B          =     150            sq.  ft.
     C          =     3,073          sq.  ft.
     D          =     184            sq.  ft.
     E          =     1,747          sq.  ft
                  --------
Sub-total             5,221          sq.  ft.



Second  Floor

     *     Excluding  office  &
     elevator  &  adjacent
stairwell  &  storage          5,309     sq.  ft.

     Office,  adjacent  hall
&  stairwell               726     sq.  ft.

Basement  approx.  22  x  35  =          770     sq.  ft.
     ------
Grand  Total                    12,026

                                                       AMENDMENT  TO  LEASE
-EXPANSION


                    THIS AMENDMENT TO LEASE ("Amendment") is dated as of July 31, 1997, by and between EDDIA TRUST ("Lessor") and ASIA PACIFIC CORPORATION and GRADY A. SANDERS (together, the "Lessee"), with reference to the following facts:

                  A. Lessor and Lessee have heretofore entered into that certain Lease executed on
February 29, 1996 (the "Lease") for the leasing of premises located at 246 North Canon Drive, Beverly Hills, California 90210 (the "Premises"); and

                  B. Lessor and Lessee desire to amend the Lease to expand the Premises to include another portion of the building known by the street address of 240 North Canon Drive, Beverly
Hills,  California  90210,  upon  the  same  terms  and conditions of the Lease.

                  NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other valuable consideration, receipt of which is hereby acknowledged, the parties hereby agree that the Lease is hereby amended as follows:

                   1. Premises. The first sentence of Section 1.2(a) of the Lease entitled "Premises" is hereby replaced with the following:

                          "Premises" consists of (i) that certain portion of the
Building  commonly
                            known  by  the  street  address  of  246 North Canon
Drive,  Beverly  Hills,
                            California  90210,  described  as  the former Bistro
Restaurant  with  an
                            approximate  size  of  12,000 square feet ("Original
Space"),  and  (ii)  that
                            certain  portion  of  the Building commonly known by
the  street  address  of
                            240  North  Canon  Drive,  Beverly Hills, California
90210,  described  as  the
                            former  Financial  Triangle  office  space  with  an
approximate  size  of  1,200
                            square  feet  ("New  Space").

                    2. Rent. Section 1.4 of the Lease entitled "Monthly Base Rent" is hereby amended by adding the following language with respect to the New Space to the end of Section 1.4:

                             During  the  first twelve months following the date
Lessee  takes  occupancy
                             of  the  New Space ("New Space Commencement Date"),
the  Monthly  Base

Rent for the New Space shall be Three Thousand Four Hundred
Dollars
                             ($3,400.00)  per  month, payable upon the first day
of  each  calendar  month
                             commencing September 1,1997, and continuing through
and  including
                             June  30,  1998.  The rent will be prorated for any
partial  month.
                             Thereafter, for the remainder of the Original Term,
the  Monthly  Base  Rent
                             of  Three Thousand Four Hundred Dollars ($3,400.00)
for  the  New  Space  s
                             shall  be  increased annually by an amount equal to
the  annual  percentage
                             increase  for the prior calendar year in the CPI in
accordance  with  terms
                             of  the  Lease.  All the monthly gross sales of the
New  Space  will  be  added
                             to  the  gross  receipts  of  the Original Space in
accordance  with  the  Lease
                             terms  Lessee  shall  pay  7.5% of said total gross
receipts  as  provided  in
                             the Lease each month . The Rent payable for the New
Space  shall  be  in
                             addition to the Rent payable for the Original Space
as  provided  elsewhere
                             in  this  Lease.

                      3. Proportions Share. The first sentence of Section 1.6 of the Lease entitled
                     "Lessee's Share of Common Area Operating Expenses" is hereby replaced with following:

                          During  the  Original  Term  and  any  option  period
exercised  by  Lessee,
                          Lessee  shall pay to Lessor as additional rent Seventy
percent  (70%)  of  the
                          Common  Area  Operating Expenses ("Lessee's Share") in
accordance  with  Paragraph  4.2.


                              [NOTE:  Sections  4  &  5  (a)  are omitted on the
original.]

                          (b)  Bathroom.  Lessee  agrees  that  the  existing
bathroom  in  the  New  Space
shall not be removed. The existing bathroom may be renovated or improved, or relocated to another area in the New Space with the prior written consent of Lessor, which consent shall not be unreasonably withheld.


                        6. Incorporation. Except as modified herein, all other terms and conditions of the Lease shall continue in full force and effect.


  LESSOR:

  EDDIA  TRUST     Address:  236  North  Canon  Drive

  Beverly  Hills,  CA  90210

  By:    /s/ Eddie Mirharooni
         Eddie  Mirharooni              Telephone:  (310)  246-0887
         Trustee                        Facsimile:  (213)  413-0828
  Date:  July  31,1997

  LESSEE:

   ASIA  PACIFIC  COMPANY  LTD.
   Address:  8193 Beverly  Blvd.,  #329
   Los  Angeles,CA  90048

By:  /s/ Grady A. Sanders
      Grady  A.  Sanders                 Telephone:  (310) 858-6900
         Chairman                        Facsimile:  (310) 858-8803

 Date:  July  31,1997


By: /s/ Grady A. Sanders      Address:  8193  Beverly Blvd.,  #329
Grady  A.  Sanders            Los Angeles,CA  90048
Date  : July 31, 1997         Telephone: (310) 858-6900
                              Facsimile: (310)  858-8803